UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. 1)

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HYCROFT MINING HOLDING CORPORATION

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

This Amendment No. 1 amends and restates the definitive proxy statement of Hycroft Mining Holding Corporation (the “Company”) filed with the SEC on October 28, 2025 (the “Original Proxy Statement”). This Amendment is being filed and furnished to stockholders in connection with (i) the rescheduling of the Company’s 2025 Annual Meeting of Stockholders to December 29, 2025, (ii) the establishment of a new record date of December 12, 2025 for determining the stockholders entitled to notice of and to vote at the Annual Meeting, and (iii) the addition of Sean D. Goodman as an additional nominee for election to the Company’s Board of Directors.

The Original Proxy Statement and prior proxy materials should be disregarded. Only stockholders of record as of December 12, 2025, are entitled to vote at the Annual Meeting, and stockholders are urged to submit the NEW proxy card or voting instruction form accompanying these amended proxy materials.

HYCROFT MINING HOLDING CORPORATION

PO Box 3030

Winnemucca, NV 89446

To the Stockholders of Hycroft Mining Holding Corporation:

You are cordially invited to attend the 2025 annual meeting of stockholders (the “Annual Meeting”) of Hycroft Mining Holding Corporation (“Hycroft”) to be held virtually on Monday, December 29, 2025, at 11:30 a.m., Eastern Time. The Annual Meeting was originally scheduled to be held on December 9, 2025. The Company rescheduled the Annual Meeting to December 29, 2025. The Company established December 12, 2025 as the new record date for determining stockholders entitled to notice of and to vote at the rescheduled Annual Meeting. As a result, the Company is sending this new notice and proxy statement for the rescheduled Annual Meeting, to consider and vote upon the following proposals:

1.	Elect six directors to serve on Hycroft’s Board of Directors (the “Board”) until the 2026 annual meeting of stockholders or until their successor is elected and qualified;

2.	Approve the Hycroft Mining Holding Corporation 2025 Performance and Incentive Pay Plan, a copy of which is attached as Annex A to the accompanying proxy statement (the “Incentive Plan”);

3.	Ratify the Audit Committee’s appointment of Baker Tilly US, LLP (“Baker Tilly”) to serve as Hycroft’s independent registered public accounting firm for the year ending December 31, 2025; and

4.	Transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Board unanimously recommends a vote “FOR” the election of each of the director nominees, “FOR” the approval of the Incentive Plan, and “FOR” the ratification of Baker Tilly to serve as our independent registered public accounting firm.

The Board has fixed the close of business on December 12, 2025, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement(s) or adjournment(s) thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement(s) or adjournment(s) thereof.

Your vote is important. Please carefully read the proxy statement and accompanying Notice of Annual Meeting for more complete information on matters to be considered at the Annual Meeting.

If you have any questions regarding the accompanying proxy materials, you may contact Morrow Sodali LLC, our proxy solicitor, toll-free at (800) 607-0088 or email at hymc.info@investor.morrowsodali.com.

By Order of the Board,

Thomas S. Weng
Chairman of the Board

December 19, 2025

IMPORTANT

Whether or not you expect to attend the Annual Meeting virtually, we strongly encourage you to designate the proxies and direct them on how to vote your shares via the Internet, mobile device, or mail as described in the proxy materials. If you hold shares through a brokerage or bank, you must instruct them how to vote your shares.

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HYCROFT MINING HOLDING CORPORATION

PO Box 3030

Winnemucca, NV 89446

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 29, 2025

To the Stockholders of Hycroft Mining Holding Corporation:

NOTICE IS HEREBY GIVEN that the 2025 annual meeting of stockholders (the “Annual Meeting”) of Hycroft Mining Holding Corporation, a Delaware corporation (“Hycroft” or the “Company”), will be held virtually on Monday, December 29, 2025, at 11:30 a.m., Eastern Time, to consider and vote upon the following proposals to:

1.	Elect six directors, each to serve on Hycroft’s Board of Directors (the “Board”) until the 2026 annual meeting of stockholders or until their successor is elected and qualified;

2.	Approve the Hycroft Mining Holding Corporation 2025 Performance and Incentive Pay Plan, a copy of which is attached as Annex A to the accompanying proxy statement;

3.	Ratify the Audit Committee’s appointment of Baker Tilly US, LLP (“Baker Tilly”) to serve as Hycroft’s independent registered public accounting firm for the year ending December 31, 2025; and

4.	Transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on December 12, 2025, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof. Each share of the Company’s common stock entitles the holder thereof to one vote. We are furnishing these proxy materials in connection with the Annual Meeting using the SEC’s “full set delivery” option. Accordingly, we are mailing to our stockholders of record and beneficial owners a full set of proxy materials, including this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and a proxy card or voting instruction form.

These proxy materials are also available free of charge at https://www.cstproxy.com/hycroftmining/2025. Please follow the instructions on your proxy card or voting instruction form to vote.

We are holding our Annual Meeting virtually this year. To attend the Annual Meeting, you must register at https://www.cstproxy.com/hycroftmining/2025 by 11:59 p.m., Eastern Time, on December 28, 2025. The Annual Meeting is accessible by using the invitation provided upon registration, where you can listen to the Annual Meeting live, submit questions, and vote online. We encourage you to access the Annual Meeting before the start time of 11:30 a.m., Eastern Time, on December 29, 2025. Please allow ample time for online check-in, beginning at 11:00 a.m., Eastern Time, on December 29, 2025. A complete list of stockholders entitled to vote at the Annual Meeting will be available on the Annual Meeting website above using the Virtual Control Number provided on your proxy card or voting instruction form. We encourage you to vote your shares before the Annual Meeting. You are urged to review the information in the enclosed proxy statement carefully before deciding how to vote your shares.

You may also access our proxy materials at the following website: https://www.cstproxy.com/hycroftmining/2025. If you have any questions regarding the accompanying proxy materials, you may contact Morrow Sodali LLC, our proxy solicitor, toll-free at (800) 607-0088 or email at hymc.info@investor.sodali.com.

By Order of the Board,

Rebecca A. Jennings
Corporate Secretary

December 19, 2025

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PROXY STATEMENT

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HYCROFT MINING HOLDING CORPORATION

PO Box 3030

Winnemucca, NV 89446

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 29, 2025

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Hycroft Mining Holding Corporation, a Delaware corporation (“Hycroft,” the “Company,” or “we”), to be voted at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment(s) or postponement(s) thereof. The Annual Meeting will be held virtually on Monday, December 29, 2025, at 11:30 a.m., Eastern Time., for the purposes contained in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

The Board is soliciting proxies for the Annual Meeting, which will be held virtually on Monday, December 29, 2025, at 11:30 a.m., Eastern Time. The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid executive officers, and other required information. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”), is available to review with this Proxy Statement. We are first sending these proxy materials to our stockholders on or about December 19, 2025.

What proposals will be voted on at the Annual Meeting?

The three matters scheduled to be voted on at the Annual Meeting are:

1.	The election of six directors to serve on Hycroft’s Board until the 2026 annual meeting of stockholders or until their successor is elected and qualified;
2.	The approval of the Hycroft Mining Holding Corporation 2025 Performance and Incentive Pay Plan, a copy of which is attached hereto as Annex A (the “Incentive Plan”); and
3.	The ratification of the Audit Committee’s appointment of Baker Tilly US, LLP (“Baker Tilly”) to serve as Hycroft’s independent registered public accounting firm for the year ending December 31, 2025.

In addition, such other business as may properly come before the Annual Meeting, or any adjournment(s) or postponement(s) thereof, may be voted on.

When is the Annual Meeting?

The Company will hold its Annual Meeting virtually this year, on Monday, December 29, 2025, at 11:30 a.m., Eastern Time. To attend the Annual Meeting, you must register at https://www.cstproxy.com/hycroftmining/2025 by 11:59 p.m., Eastern Time, on December 28, 2025. The Annual Meeting is accessible by using the invitation provided upon registration.

Who is asking me for my vote?

The Company is soliciting your proxy on behalf of the Board. We will pay the cost of soliciting proxies for the Annual Meeting, including preparing and mailing this Proxy Statement. The Company has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Annual Meeting. The Company will pay Morrow Sodali LLC a fee of $12,500. In addition, the Company may pay Morrow Sodali LLC a per stockholder fee to solicit holders of record as well as non-objecting beneficial owners (NOBOs). The Company will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses. Our directors and officers may also solicit proxies by telephone, facsimile, mail, Internet, or in person. They will not be paid any additional amounts for soliciting proxies. The Company will reimburse banks, brokers, and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s common stock for their expenses in forwarding soliciting materials to beneficial owners of the common stock and in obtaining voting instructions from those beneficial owners.

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Who is entitled to vote?

The holders of shares of common stock as of December 12, 2025 (the “Record Date”) are entitled to attend and vote on matters presented at the Annual Meeting. However, a stockholder may only vote his, her, or its shares if he, she, or it is present virtually or is represented by proxy at the Annual Meeting.

What should be included in a complete printed set of proxy materials?

We are providing these proxy materials using the SEC’s “full set delivery” option. You are receiving a full set of proxy materials, including this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and a proxy card or voting instruction form. These materials are also available free of charge at https://www.cstproxy.com/hycroftmining/2025.

Where can I view the proxy materials on the Internet?

The Notice provides instructions on how to view proxy materials for the Annual Meeting on the Internet and how to instruct the Company to send future proxy materials to you by email. You can view the proxy materials for the Annual Meeting online at https://www.cstproxy.com/hycroftmining/2025.

How do I vote my shares at the virtual Annual Meeting?

If you hold shares of common stock as the stockholder of record as of the Record Date, you have the right to vote those shares at the Annual Meeting. If you are a beneficial owner and hold shares of common stock in street name as of the Record Date, you may vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm, or other nominee and are not required to take any additional action to obtain a legal proxy. Please follow the instructions at https://www.cstproxy.com/hycroftmining/2025 to vote your shares during the Annual Meeting, whether you hold your shares of record or in street name. You will need the control number on your proxy card, voting instruction form, or Notice.

To attend the Annual Meeting virtually, you are required to register at https://www.cstproxy.com/hycroftmining/2025 by 11:59 p.m., Eastern Time, on December 28, 2025. The Annual Meeting is accessible by using the invitation provided upon registration. We encourage you to access the Annual Meeting before the start time of 11:30 a.m., Eastern Time, on December 29, 2025. Please allow ample time for online check-in, beginning at 11:00 a.m., Eastern Time, on December 29, 2025.

Even if you plan to attend the virtual Annual Meeting, we encourage you to submit a proxy card or voting instruction form for your shares in advance, so your vote will be counted should you later decide not to attend the virtual Annual Meeting.

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How may I vote my shares without attending the Annual Meeting?

Even if you plan to attend the virtual Annual Meeting, we encourage you to submit a proxy or voting instructions before the Annual Meeting by the method or methods described below:

●	If you received the proxy materials by e-mail: You may access the proxy materials and voting instructions at the web address provided in the e-mail. You will need the control number set forth in the email to submit your proxy or voting instructions. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website before 11:59 p.m., Eastern Time, on December 28, 2025.
●	If you received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions over the internet, mobile device, or mail, you will need the control number on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope in time to be received before 11:59 p.m., Eastern Time, on December 28, 2025.

Can I change my vote after I have delivered my proxy?

Yes. You may change your vote at any time before voting concludes at the Annual Meeting by:

●	Providing another proxy, or using any of the available methods for voting, with a later date, before 11:59 p.m., Eastern Time, on December 28, 2025;
●	Notifying the Company’s Secretary in writing before the Annual Meeting that you wish to revoke your proxy; or
●	Voting your shares online at the Annual Meeting.

How many votes do I have?

Each share of common stock is entitled to one vote per share at the Annual Meeting. As of the close of business on the Record Date, 81,283,600 shares of common stock were outstanding and entitled to vote.

Can I see a list of stockholders?

Yes. You may examine a list of all record stockholders (as of the Record Date) by requesting a list from the Secretary of the Company at least 10 days before the Annual Meeting or online during the Annual Meeting. To access the list during the Annual Meeting, please visit https://www.cstproxy.com/hycroftmining/2025 and enter the control number provided on the proxy card you received from us or the voting instruction form.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the Annual Meeting if a majority of the issued and outstanding shares entitled to vote is represented in person (virtually) or by proxy at the Annual Meeting.

As of the Record Date for the Annual Meeting, 40,641,800 shares of common stock would be required to achieve a quorum. As discussed below, broker non-votes and proxies marked “ABSTAIN” are counted to determine whether a quorum is present.

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What vote is required to approve the proposals presented at the Annual Meeting?

Proposal No. 1: Election of Directors. Directors are elected by a plurality of votes cast by stockholders present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon, meaning that the six director nominees who receive the highest number of shares voted “FOR” their election are elected. You may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will not affect the election of such nominees. Broker non-votes will not affect the election of director nominees. Notwithstanding this plurality election standard, the Company has adopted a majority voting standard. Under the majority voting standard, any director in an uncontested election who receives more “withheld” votes than votes “for” their election must tender their resignation. The Nominating and Governance Committee will consider such offered resignation and recommend an action to the full Board, which will determine whether to accept or reject that resignation. For more information about the majority voting standard, see “Proposal No. 1—Election of Directors—Vote Required for Approval.”

Proposal No. 2: Approval of the Incentive Plan. Adoption of Proposal No. 2 requires an affirmative vote of a majority of the shares of common stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting on Proposal No. 2. Abstentions will be counted toward the quorum and will have the same effect as a vote “AGAINST” Proposal No. 2. Broker non-votes will not be counted as votes cast on this proposal and, therefore, will have no effect on the outcome of the vote.

Proposal No. 3: Ratification of the Appointment of Independent Registered Public Accounting Firm. Adoption of Proposal No. 3 requires an affirmative vote of the majority of the votes cast by the stockholders present and in person (virtually) or represented by proxy and entitled to vote on the matter. You may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting concerning Proposal No. 3. If you vote “ABSTAIN” from voting on Proposal No. 3, your vote will not affect the proposal.

Brokers who have transmitted proxy materials to customers may vote the shares of customers who fail to provide voting instructions on “routine matters” but not on “non-routine matters.” When a broker’s customer does not provide the broker with voting instructions on non-routine matters, the broker cannot vote on those matters and instead reports the number of such shares as broker “non-votes.” Broker non-votes count as “present” to determine the presence of a quorum for the transaction of business, but they are not counted as shares cast.

The election of directors and approval of the adoption of the Incentive Plan (Proposals No. 1 and 2) are considered to be non-routine matters, and therefore, if you hold your shares in street name through a broker, you must cast your vote if you want it to count with respect to Proposal No. 1 and Proposal No. 2. The ratification of the appointment of our independent registered public accounting firm (Proposal No. 3) is a routine matter, so brokers will have discretion to vote any uninstructed shares on Proposal No. 3.

What are the recommendations of the Company’s Board?

The Board recommends that stockholders vote:

●	“FOR” election of each of the director nominees in Proposal No. 1;
●	“FOR” approval of the Incentive Plan in Proposal No. 2; and
●	“FOR” the ratification of the selection of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2025, as described in Proposal No. 3.

What happens if I sell my shares of common stock before the Annual Meeting?

The Record Date for the Annual Meeting is earlier than the date of the Annual Meeting. If you transfer your shares of common stock after the Record Date, but before the Annual Meeting, unless you grant a proxy to the transferee, you will retain your right to vote such transferred shares at the Annual Meeting.

Who will count the votes?

A Continental Stock Transfer & Trust Company representative, our transfer agent and registrar, will count the votes and act as the election inspector for the Annual Meeting.

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What if additional matters are presented at the Annual Meeting?

We do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement. If any other business is presented at the Annual Meeting, your properly executed proxy gives authority to Diane R. Garrett, our President, Chief Executive Officer, and Director, and Stanton K. Rideout, our Executive Vice President and Chief Financial Officer, to vote on such matters at their discretion.

Where can I find the voting results from the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also publish the final results in a Current Report on Form 8-K with the SEC within four business days after the date of the Annual Meeting.

How can I obtain information about the Company?

A copy of our 2024 Form 10-K, as well as subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed or furnished with the SEC, are available on our website at www.hycroftmining.com. No website referenced herein is incorporated by reference into this Proxy Statement. Stockholders may also obtain a free copy of our 2024 Form 10-K, including the financial statements and the financial statement schedules, by visiting our website or by sending a request in writing to our Investor Relations Department at info@hycroftmining.com.

What should I do if I receive more than one set of voting materials?

Stockholders may receive more than one set of voting materials, including multiple copies of this Proxy Statement, multiple proxy cards, or voting instruction cards. If (1) you are a holder of record and your shares are registered in more than one name, (2) you own shares both as a holder of record and beneficially at a broker, or (3) if you hold shares beneficially through multiple brokers, you could receive more than one proxy card or voting instruction card. Please complete, sign, date, and return each proxy card and voting instruction card you receive to cast a vote regarding all of your shares of common stock.

Who can help answer my questions?

If you have questions about this Proxy Statement, the proposals to be voted on at the Annual Meeting, or how to vote your shares of common stock, please contact our Investor Relations Department at info@hycroftmining.com. Alternatively, you may mail your request to Investor Relations Department, Hycroft Mining Holding Corporation, PO Box 3030, Winnemucca, NV 89446.

To request additional copies of these proxy materials, contact our Investor Relations Department at the address or email above. For timely delivery of additional sets of materials, stockholders must request the materials no later than five business days before the Annual Meeting.

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PROPOSAL NO. 1—ELECTION OF DIRECTORS

Overview

Our Board currently consists of seven members: Diane R. Garrett, Ph.D., Sean D. Goodman, Michael J. Harrison, Stephen A. Lang, David C. Naccarati, Thomas S. Weng, and Marni Wieshofer. As discussed below, under “Corporate Governance—Director Independence,” six of our current Board members (Sean D. Goodman, Michael J. Harrison, Stephen A. Lang, David C. Naccarati, Thomas Weng, and Marni Wieshofer) are “independent” as determined under listing standards of the Nasdaq Capital Market (“Nasdaq”).

Our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), provides that directors are elected to hold office until the next annual meeting of stockholders and until his or her successor has been elected, subject however, to such director’s earlier death, resignation, retirement, disqualification or removal. Vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Alternatively, the Board, at its option, may reduce the number of directors, provided that no decrease in the number of directors constituting the Board shall shorten the term of any incumbent director. Directors chosen to fill newly created directorships hold office for a term expiring at the next annual meeting of stockholders and until his or her successor has been elected and qualitied, subject however, to such director’s earlier death, resignation, retirement, disqualification or removal.

The Board has nominated six of its current directors for election at the Annual Meeting:

Diane R. Garrett, Ph.D.

Sean D. Goodman

Michael J. Harrison

Stephen A. Lang

David C. Naccarati

Thomas S. Weng

Current director, Ms. Wieshofer, was not nominated for election and will serve the remainder of her term, which will expire at the Annual Meeting. The Board thanks Ms. Wieshofer for her many contributions and valuable insight to the Board. As a result of the foregoing, the Board has approved resolutions reducing the number of directors on the Board from seven to six, with such change to be effective in conjunction with the Annual Meeting.

Each director nominee has consented to be named in this Proxy Statement and to serve as a director if elected. If any nominee is unable to stand for election for any reason, the shares of common stock represented at the Annual Meeting may be voted for another candidate proposed by our Board, or our Board may choose to reduce its size.

Vote Required for Approval

If a quorum is present, directors are elected by a plurality of the votes cast by stockholders present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 1. Votes marked “FOR” a nominee will count in favor of that nominee. Abstentions and broker non-votes will be counted for purposes of determining a quorum but will not be counted for purposes of the election of directors. Therefore, abstentions and broker non-votes will not affect Proposal No. 1. Brokers do not have the discretion to vote any uninstructed shares over the election of directors. Therefore, the Board urges you to complete your proxy card or voting instruction card and indicate your vote on Proposal No. 1.

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The Board has adopted a majority voting policy within its Corporate Governance Guidelines (available to download from the Company’s website at http://www.hycroftmining.com). Under the majority voting policy, in uncontested elections, any nominee for director who receives a greater number of votes “withheld” from their election than votes “for” such election shall promptly tender their resignation to the Board. The Nominating and Governance Committee shall promptly consider the resignation offer and recommend to the full Board action concerning that tendered resignation. The possible actions include accepting the resignation; maintaining the director but addressing the underlying cause of the “withheld” votes; not nominating the director in the future; rejecting the resignation; or any other action such committee deems appropriate and in the best interests of the Company. In considering what recommendation to make to the Board, the Nominating and Governance Committee will consider all relevant factors, including any stated reasons why stockholders “withheld” votes for the director’s election; the length of service and qualifications of the director; the overall composition of the Board; the director’s contributions to the Company; the mix of skills and backgrounds on the Board; and whether accepting the resignation would cause the Company to fail to meet any applicable requirements of the SEC, Nasdaq, or the Company’s Corporate Governance Guidelines. The Board will act on the Nominating and Governance Committee’s recommendation no later than 90 days following certification of the stockholder vote at the Annual Meeting. The Company will promptly disclose the Board’s decision concerning the tendered resignation in a Current Report on Form 8-K filed with the SEC. Any director who tenders their resignation under the majority vote policy may not participate in committee or Board deliberations or actions taken concerning the tendered resignation.

Nominees for Election to our Board of Directors at the 2025 Annual Meeting

Below is information relating to each director nominee, including their current ages, and a brief overview of their business experience.

Name	Age	Position(s)
Diane R. Garrett, Ph.D.	65	Director, President, and Chief Executive Officer
Sean D. Goodman	60	Director
Michael J. Harrison	54	Director
Stephen A. Lang	69	Director
David C. Naccarati	71	Director
Thomas S. Weng	57	Chairman of the Board

The Board determined that five of the six director nominees (Messrs. Harrison, Lang, Naccarati, and Weng) are “independent directors” under Nasdaq listing standards, as discussed in detail below under “Director Independence.”

Summary of Director Nominee Qualifications and Experience

Competency	Garrett	Goodman	Harrison	Lang	Naccarati	Weng

Senior Executive	●	●	●	●	●	●
(Experience in the highest level of management responsible for setting and achieving organizational objectives, strategic planning, and overall decision-making)
Other Public Company Directorships	●	●	●	●		●
(Experience sitting on public company boards)
Mining Industry	●		●	●	●	●
(Technical and leadership experience in listed mining companies (whether Canadian or US) of similar size, with similar operational assets and developing projects)
Financial Literacy	●	●	●	●	●	●
(Knowledge of financial accounting and reporting, internal financial controls, including the ability to critically assess the financial viability and performance of the organization)
Capital Management	●	●	●	●		●
(Experience in capital management strategies, including debt financing and capital raisings)
Technical Mining, Engineering or Geology & Innovation	●		●	●	●
(Background or experience overseeing and innovating the technical engineering or geology aspects of mining)

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Competency	Garrett	Goodman	Harrison	Lang	Naccarati	Weng
Mine Development/Operating	●		●	●	●
(Experience overseeing the development of mines and/or daily operations)
Business Development	●	●	●	●	●	●
(Experience in identifying and implementing growth opportunities and creating long-term value for the organization from investors, markets, and relationships)
Permitting/Regulatory	●		●	●	●	●
(Experience relating to regulatory approvals and permitting needed in connection with mining operations and development)
Legal	●	●		●		●
(Experience overseeing significant legal matters at an organization including stockholder lawsuits/threats and/or government investigations)
Human Resources	●	●	●		●	●
(Experience with appointment and evaluation of senior executives as well as overseeing strategic human resource management including workforce planning, employee relations and organizational change)
Compensation	●	●	●	●		●
(Experience on compensation committees of public companies; analyzing and setting executive compensation while balancing risks, incentives, and investor relations)
Health, Safety, Environmental, Sustainability	●	●	●	●	●	●
(Experience related to health, safety, environmental, social responsibility and sustainability initiatives and their impact on the organization/investor relations)
Corporate Governance	●	●	●	●	●	●
(Knowledge of best practice governance standards)
Government/Regulatory/Political	●	●	●	●	●	●
(Experience in public and regulatory policies and management of impact on industry and the organization)
First Nations/Community Relations	●		●	●	●
(Experience with public relations relating to native peoples)
Information Technology and Innovation		●			●	●
(Experience with IT security/breaches and/or knowledge of the strategic use and governance of information technology and innovation)
Strategic Planning	●	●	●	●	●	●
(Ability to identify and critically assess opportunities and threats and develop effective strategies to achieve the organization’s visions and objectives.)
Risk Management	●	●	●	●	●	●
(Ability to identify key risks to the organization, and monitor risk and compliance management frameworks and systems)

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Diane R. Garrett, Ph.D. began serving as our President and Chief Executive Officer and a director on September 8, 2020, was Acting Chair of the Board from December 15, 2021, through April 8, 2022, and is a member of the Board. From June 2016 until her appointment with the Company, Ms. Garrett was the President and Chief Executive Officer of Nickel Creek Platinum Corp. (“NCP”), a mining exploration and development company listed on the Toronto Stock Exchange and the OTCQB Market. She has over 30 years of senior management and financial expertise in natural resources. Before joining NCP, she held the position of President and Chief Executive Officer and a director of Romarco Minerals Inc. (“Romarco”) from November 2002 until October 2015, taking the multi-million-ounce Haile Gold Mine project from discovery to construction. OceanaGold, Inc. acquired Romarco in 2015, at which time Ms. Garrett became a director and consultant to OceanaGold, Inc. before joining NCP in June 2016. Before that, she held numerous senior positions in public mining companies, including VP of Corporate Development at Dayton Mining Corporation and VP of Corporate Development at Beartooth Platinum Corporation. Early in her career, Ms. Garrett was the Senior Mining Analyst and Portfolio Manager in the precious metals sector with US Global Investors. Ms. Garrett received her Ph.D. in Engineering and Masters in Mineral Economics from the University of Texas at Austin. The Board determined Ms. Garrett should serve as a director due to her technical expertise and background as a senior executive in mining companies; her significant experience with permitting, developing, and constructing gold mines in addition to capital markets; as well as her success in moving a precious metals mining company from the development stage to the successful producer stage. Ms. Garrett served as a director of Novagold Resources Inc., a mineral exploration company operating in the gold mining industry (NYSE American: NG; TSE: NG), from May 2018 to June 2025, and as a director of Ausenco PYT Ltd., a privately held global engineering, firm from November 2020 to January 2025.

Sean D. Goodman has been a member of our Board since April 8, 2022, and was appointed as a member of the Audit and Nominating and Governance Committees on April 8, 2022. He also serves on the Nominating and Governance Committee as well as the Environmental, Social, and Governance Committee. Mr. Goodman is the Executive Vice President and Chief Financial Officer of AMC Entertainment Holdings, Inc. (NYSE: AMC) and has served in this position since February 2020. Prior to joining AMC, Mr. Goodman was Chief Financial Officer of Asbury Automotive Group, Inc. (NYSE: ABG) from July 2017 to November 2019 and the Chief Financial Officer of Unifi, Inc. (NYSE: UFI) from January 2016 to June 2017. Earlier in his career, Mr. Goodman served in various senior strategy and finance roles at The Home Depot, Inc. (NYSE: HD). Mr. Goodman began his career as an investment banker with Morgan Stanley (NYSE: MS) and in various consulting and public accounting positions with Deloitte LLP. Mr. Goodman has a Master of Business Administration degree from The Harvard Business School and a Bachelor of Business Science degree (with honors) from the University of Cape Town in South Africa. Mr. Goodman is a certified public accountant. Mr. Goodman is the designated representative of AMC pursuant to the Subscription Agreement, as amended, entered into with the Company. The Board has also determined that Mr. Goodman’s financial, strategic, capital markets and information technology skills and experience as a chief financial officer of a publicly traded company add valuable insight and experience to the Board as well as provide the perspective of a large stockholder.

Michael J. Harrison has been a member of our Board since May 29, 2020, and is a member of the Safety and Technical Committee (Chair) and the Nominating and Governance Committee. Since January 2, 2020, Mr. Harrison has served as Managing Partner of Sprott Resource Streaming and Royalty and Managing Director of Sprott, Inc. Since January 2, 2020, Mr. Harrison has served as the CEO of Sprott Resource Streaming and Royalty Corp. From May 7, 2019, to June 23, 2020, Mr. Harrison served as Interim President and Chief Executive Officer of Sprott Resource Holdings Inc. (“SRHI”) and before such date served as a Managing Director in the mining and metals group of SRHI since February 2017. Before joining SRHI, he was president and CEO of Adriana Resources Inc. from October 2015 to February 2017 and Vice President, Corporate Development for Coeur Mining Inc. from February 2011 to August 2015. Since September 2025, Mr. Harrison has served on the Board of Premier American Uranium (TSXV: PUR, OTCQB: PAUIF). Mr. Harrison previously served on the Board of Directors of Corsa Coal Corp. (TSXV: CSO) from March 2011 to March 2017 and on the board of directors of Macusani Yellowcake (TSXV: PLU) from May 2011 to January 2013. Mr. Harrison also served as a member of the Board of Directors of Hycroft Mining Corporation (“HMC”), the Company’s predecessor, from December 2017 until the May 29, 2020, recapitalization transaction with HMC. He also previously worked for Cormark Securities Inc. and National Bank Financial in the mining investment banking groups raising funds and providing mergers and acquisition advice to listed and private mining companies. Previously, Mr. Harrison worked internationally for BHP Billiton Exploration Division as a Project Geophysicist. Mr. Harrison holds a B.Sc.E (Honours) in Geophysics from Queen’s University and an MBA (with Distinction) from the University of Western Ontario. Mr. Harrison brings over 25 years of executive, financial, and technical knowledge in the mining industry to our Board and adds a valuable perspective.

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Stephen A. Lang has been a member of our Board since May 2021, Chairman of our Board since April 8, 2022, and a member of the Compensation Committee (Chair), the Safety and Technical Committee, and the Environmental, Social, Governance Committee. Mr. Lang has over 40 years of experience in the mining industry, including engineering, development and production at gold, coal, base metals, and PGM operations. He was Chief Executive Officer of Centerra Gold Inc., a publicly traded mining company, from 2008 to 2012 and served as Centerra’s Board Chair from 2012 to 2019. Before that, Mr. Lang served as Chief Operating Officer at Stillwater Mining Company, Vice President/General Manager at Barrick Goldstrike operations, Vice President of Engineering and Project Development for Rio Algom Ltd, General Manager of the Fort Knox Mine for Kinross Gold/Amax Gold, and General Manager at the Twin Creeks and Lone Tree mines for Santa Fe Pacific Gold. Mr. Lang is currently Board Chair at Hudbay Minerals. He is also a member of the Board of Directors of Argonaut Gold, Inc. Mr. Lang is a past member of the boards of International Tower Hill Mines, Ltd. and Bear Creek Mining Corporation. In addition, Mr. Lang served as a director of Allied Nevada Gold Corporation (“Allied Nevada”) from June 2013 until October 2015. Allied Nevada entered federal bankruptcy proceedings in March 2015, emerged in October 2015 and was the prior owner of the Company’s Hycroft Open Pit Mine, located in Winnemucca, Nevada, that historically operated as an open-pit oxide mining and heap leach processing operation (the “Hycroft Mine”). Mr. Lang holds a BS and MS in Mining Engineering from the Missouri University of Science and Technology. Mr. Lang is well qualified to serve as a member of our Board due to his significant experience in the mining industry and his director and leadership experience with other mining companies.

David C. Naccarati has been a member of our Board since May 2021 and is a member of the Audit Committee, Environmental, Social, and Governance Committee (Chair), and the Safety and Technical Committee. Mr. Naccarati has more than 45 years of experience in the mining industry. He currently serves as an independent consultant to the mining industry. He was a founding partner of Cupric Canyon Capital, LLC, a private equity firm focused on acquiring and developing mining properties. He served as a member of its board of directors from 2010 to 2019. Mr. Naccarati was a senior management team member for Phelps Dodge Corporation (“Phelps Dodge”), a publicly traded mining and manufacturing company, from 2004 to 2007, including serving as president of the Phelps Dodge Mining Company, a division of Phelps Dodge. Mr. Naccarati also served as an adjunct professor in the Mining and Geological Engineering Department at the University of Arizona from 2009 to 2011. Mr. Naccarati received a degree in Mining Engineering from the University of Arizona and an MBA from the Sloan School of Management (MIT). Mr. Naccarati is well qualified to serve as a member of our Board due to his significant safety, technical, and operational experience in the mining industry.

Thomas S. Weng has been a member of our Board since May 29, 2020, and is a member of the Compensation Committee (Chair). Mr. Weng served as our Lead Independent Director until December 2021, and as Chairman of the Board since January 2025. Mr. Weng has more than 30 years of experience in the financial services sector and is a Co-Founding Partner with Alta Capital Partners, a provider of advisory and consulting services (since February 2011). From February 2007 to January 2011, Mr. Weng was a Managing Director at Deutsche Bank and Head of Equity Capital Markets for Metals and Mining throughout the Americas and across all industry segments for Latin America. Prior to 2007, he held various senior positions at Pacific Partners, an alternative investment firm, Morgan Stanley and Bear Stearns. Mr. Weng currently sits on the board of International Tower Hill Mines and Jaguar Mining Inc. Mr. Weng graduated from Boston University with a Bachelor of Arts in Economics. Mr. Weng is well qualified to serve as a member of our Board because of his extensive knowledge of strategic planning, mergers and acquisitions, finance, and mining.

Recommendation

The Board recommends that stockholders vote “FOR” the election of each of the six director nominees set forth above in this Proxy Statement.

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BOARD AND CORPORATE GOVERNANCE MATTERS

Under our Certificate of Incorporation, the size of our Board shall be at least one member, or a larger number as may be fixed from time to time by resolution of a majority of the directors then in office. Our Board has approved a reduction in the size of the Board from seven to six members, effective in conjunction with the 2025 Annual Meeting of Stockholders. Accordingly, only six nominees are standing for election at the Annual Meeting. Director Wieshofer will not stand for re-election, and her term will expire at the conclusion of the Annual Meeting. The Board wishes to express its gratitude to Ms. Wieshofer for her many years of dedicated service and valuable contributions to the Company.

Members of our Board serve one-year terms and hold office until the next annual meeting of stockholders when their respective successors are duly elected and qualified, or until their earlier resignation, retirement, disqualification, or removal. The committee memberships reflected below are as of the date of this proxy statement. Following the Annual Meeting, the Board will review and, as appropriate, reconstitute its committees to reflect the election of directors at the Annual Meeting.

Committees of the Board of Directors

We have five standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, the Safety and Technical Committee, and the Environmental, Social, and Governance Committee. Each of these committees is composed solely of independent directors. Each committee reports to the Board as it deems appropriate and as the Board may request. These committees’ composition, duties, and responsibilities are set forth below. During 2024, we also maintained a Finance Committee of the Board. In order to streamline the Board’s activities, the Finance Committee was dissolved in 2025 and the responsibilities of the Finance Committee are now performed by the full Board.

Audit Committee

The current members of the Audit Committee are Marni Wieshofer (Chair), Sean D. Goodman, and David C. Naccarati. Ms. Wieshofer will cease to be a director at the conclusion of the Annual Meeting. We expect that the Board will review committee memberships and chairs following the Annual Meeting, and that Audit Committee members will be named at that time.

In accordance with Nasdaq listing standards and applicable SEC rules, the Audit Committee must consist of at least three independent directors, each of whom is financially literate. Ms. Wieshofer and Messrs. Goodman and Naccarati are independent directors and each is financially literate. Ms. Wieshofer and Mr. Goodman each qualify as an “audit committee financial expert” as defined under applicable SEC regulations.

Under its charter, the functions of the Audit Committee include:

●	The appointment, compensation, retention, replacement, and oversight of the work of the independent accounting firm engaged by the Company;
●	The pre-approval of all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by the Company;
●	Setting clear hiring policies for employees or former employees of the independent registered public accounting firm;
●	Obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;
●	Reviewing and approving any related party transaction required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC;
●	Discussing with management and the independent auditor, as appropriate, any audit problems or difficulties and management’s response, and our risk assessment and risk management policies, including our major financial risk exposure and steps taken by management to monitor and mitigate such exposure; and
●	Reviewing our financial reporting and accounting standards and principles, significant changes in standards or principles or their application, and the key accounting decisions affecting our financial statements, including alternatives to, and the rationale for, the decisions made.

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Compensation Committee

The current members of the Compensation Committee are Thomas Weng (Chair), Stephen A. Lang, and Marni Wieshofer. Ms. Wieshofer will cease to be a director at the conclusion of the Annual Meeting. We expect that the Board will review committee memberships and chairs following the Annual Meeting, and that Compensation Committee members will be named at that time.

All members of the Compensation Committee are independent directors under applicable Nasdaq listing standards, and each qualifies as a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Under its charter, the functions of the Compensation Committee include the following:

●	Reviewing and approving annual corporate goals and objectives relating to the compensation of the Chief Executive Officer (“CEO”), evaluating the performance of the CEO considering those goals and reviewing and establishing the CEO’s annual compensation and participation levels in our equity compensation plans, and bases of participation; and
●	Reviewing and approving the evaluation process and compensation structure for the Company’s or its subsidiaries’ other officers annually; evaluating, reviewing, and recommending to our Board any changes to or additional stock-based and other incentive compensation plans; and recommending the inclusion of the Compensation Discussion and Analysis, if applicable, in the annual proxy statement and Annual Report on Form 10-K to be filed with the SEC.

In addition, the Compensation Committee conducts an annual in-depth, broad-scope, and detailed review of succession planning efforts at multiple levels of the management team.

The Compensation Committee also has sole authority to retain or obtain the advice of a compensation consultant, legal counsel, or other advisers. However, before engaging or receiving advice from a compensation consultant, external legal counsel, or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Governance Committee

The current members of the Nominating and Governance Committee are Stephen A. Lang (Chair), Sean D. Goodman, and Michael J. Harrison. We expect that the Board will review committee memberships and chairs following the Annual Meeting, and that Nominating and Governance Committee members will be named at that time.

All members of the Nominating and Governance Committee are independent directors under applicable Nasdaq listing standards.

Under its charter, the functions of the Nominating and Governance Committee include the following:

●	Identifying individuals qualified to become Board members and recommending nominees to the Board of Directors for the next annual meeting of stockholders;
●	Recommending to the Board the corporate governance guidelines applicable to the Company;
●	Leading the Board in its annual review of the performance of (i) the Board; (ii) its committees; and (iii) management; and
●	Recommending to the Board nominees for each Board committee.

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The Nominating and Governance Committee has sole authority to retain and terminate a search firm to identify director candidates and has sole authority to approve the search firm’s fees and other retention terms.

The Nominating and Governance Committee has not set specific minimum qualifications for director positions. Instead, after considering the Board’s current composition, the Nominating and Governance Committee reviews nominations for election or re-election to the Board based on a particular candidate’s merits and the Company’s needs. When evaluating candidates for nomination, the Nominating and Governance Committee considers an individual’s skills, diversity, independence, experience in areas that address the needs of the Board, and ability to devote adequate time to Board duties. The Nominating and Governance Committee does not specifically define diversity but values the diversity of experience, perspective, education, race, gender, and national origin as part of its annual evaluation of director nominees for election or re-election. When a new Board seat or a vacated Board seat is being filled, candidates who best fit the needs of the Board and the Company will be interviewed and evaluated by the Nominating and Governance Committee. Candidates selected by the Nominating and Governance Committee are recommended to the full Board of Directors.

While the Company maintains a plurality voting standard in director elections, it also adopted a majority voting standard. Under that standard, a director in an uncontested election who receives more “withheld” votes than votes “for” their election must tender their resignation. The Nominating and Governance Committee will consider such offered resignation and recommend an action to the full Board, which will determine whether to accept or reject that resignation.

Environmental, Social, and Governance Committee

The current members of the Environmental, Social, and Governance Committee (the “ESG Committee”) are David Naccarati (Chair), Stephen A. Lang, and Sean D. Goodman. We expect that the Board will review committee memberships and chairs following the Annual Meeting, and that ESG Committee members will be named at that time.

All members of the ESG Committee are independent directors under applicable Nasdaq listing standards.

Under its charter, the functions of the ESG Committee include:

●	Monitoring and advising the Board on the Company’s risks and opportunities related to environmental, social and governance (“ESG”) issues, including on the Company’s response to sustainability and ESG-related incidents;
●	Reviewing and discussing with management the Company’s goals, strategies, and policies and procedures to address ESG risks and opportunities;
●	Monitoring and advising the Board on the Company’s performance related to its ESG goals, strategies, and policies and procedures;
●	Reviewing and approving the policies and procedures used to prepare ESG-related statements and disclosures, including preparation of the Company’s annual sustainability report;
●	Reviewing the Company’s government relations strategies and activities, including any political activities and contributions and lobbying activities; and
●	Reviewing the Company’s charitable programs and community investment activities.

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Safety and Technical Committee

Michael J. Harrison (Chair), Stephen A. Lang, and David C. Naccarati are the Safety and Technical Committee members.

Under its charter, the functions of the Safety and Technical Committee include the authority to:

●	Investigate any activity of the Company or its subsidiaries relating to health, safety, loss prevention and operational security, sustainable development, environmental affairs, public policy and relations with communities and civil society, government relations, human rights, and communication matters;
●	Review developmental, construction and operational activities; and
●	Retain outside counsel, experts and other advisors as the Safety and Technical Committee may deem appropriate in its sole discretion to assist the Company in fulfilling its responsibilities.

Director Independence

The Board has determined that Messrs. Goodman, Harrison, Lang, Naccarati, and Weng, and Ms. Wieshofer are “independent directors” under Nasdaq listing standards. The Board reviews independence annually and has also determined that each current member of the Company’s Audit Committee, Compensation Committee, and Nominating and Governance Committee is independent as defined under the applicable Nasdaq listing standards and SEC rules. The Board further determined that Ms. Wieshofer and Mr. Goodman qualify as audit committee financial experts under applicable rules and guidance. In making these determinations, the Board found that none of the directors had a material or other disqualifying relationship with the Company.

In connection with the review and determination of the independence of directors, the Nominating and Governance Committee reviewed the relationship of Mr. Harrison to the various Sprott entities. Mr. Harrison is a Managing Director of Sprott, Inc. and the Managing Partner of Sprott Resource Streaming and Royalty (“SRSR”), an affiliate of Sprott Private Resource Lending II (CO), Inc., the payee under the Sprott Royalty Agreement. Under the Nasdaq independence rules, Nasdaq considers payments to or from a listed company in excess of 5% of the recipient’s gross revenues a bar to the independence of a director if that director is a partner, controlling stockholder, or executive officer of such other party. In addition, certain institutional stockholder organizations, such as ISS, consider a transactional relationship to be material if the Company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5% of the recipient’s gross revenues. The Company’s annual payments to SRSR did not exceed the ISS test or the Nasdaq independence threshold. Therefore, any payments under the Sprott Royalty Agreement in 2024 did not preclude a finding of Mr. Harrison’s independence by the Board under Nasdaq rules or ISS guidelines.

Board and Committee Meetings

During the year ended December 31, 2024, the Board held 10 meetings and acted by unanimous written consent one time. The Audit Committee held four meetings. The Compensation Committee held four meetings and acted by unanimous written consent one time. The Nominating and Governance Committee held three meetings. The ESG Committee and Safety and Technical Committee held two, two and three meetings, respectively. During 2024, each director attended more than 75% of the combined meetings of the Board and each committee on which he or she served. During 2024, we also maintained a Finance Committee of the Board. In order to streamline the Board’s activities, the Finance Committee was dissolved in 2025 and the responsibilities of the Finance Committee are now performed by the full Board.

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Director Compensation

The Compensation Committee and Board of Directors approved the following initial annual director compensation arrangements for non-employee directors:

■	An annual cash retainer of $55,000;
■	Annual committee chair fees of $12,500 for the Audit Committee, $10,000 for the Safety and Technical Committee and ESG Committee, and $7,500 for each of the Nominating and Governance Committee and the Compensation Committees;
■	Annual committee member fees of $5,000 for the Audit Committee, $4,000 for the Safety and Technical Committee and ESG Committee, and $2,500 for each of the Nominating and Governance Committee and the Compensation Committee; and
■	$75,000 in annual equity awards in the form of restricted stock units (“RSUs”).

In addition, the Compensation Committee approved (i) an initial $50,000 equity award in the form of RSUs for each non-employee director upon their initial appointment to the Board; (ii) an annual $10,000 cash retainer for the independent Lead Director; and (iii) an annual $70,000 retainer for a non-employee independent Chairman of the Board of which $25,000 is payable in cash and $45,000 payable in the form of RSUs.

The equity awards are granted to each non-employee director following the Company’s annual meeting of stockholders unless otherwise determined by the Compensation Committee. The AMC Subscription Agreement provides American Multi-Cinema the right to appoint a director to the Board, and the Company agrees to support such director’s nomination so long as American Multi-Cinema retains at least 50% of the Common Stock purchased under the AMC Subscription Agreement, and American Multi-Cinema holds at least 5% of the voting power of the Company. As of the Record Date, American Multi-Cinema did not meet these requirements and therefore, American Multi-Cinema no longer has the right to appoint a director to the Board.

Notwithstanding, Mr. Goodman currently serves as a member of our Board as the designated representative of American Multi-Cinema, Inc., and will continue to serve as a member of our Board following the Annual Meeting. He is an executive officer of AMC and an officer and director of American Multi-Cinema, Inc., its wholly owned subsidiary. Mr. Goodman disclaims any beneficial ownership of the shares of our Common Stock and shares of Common Stock issuable upon the exercise of outstanding warrants beneficially owned by AMC and/or American Multi-Cinema, Inc. Any equity grants on behalf of Mr. Goodman by the Company are assigned to AMC or an affiliate thereof.

The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Stephen A. Lang	95,500	120,000	215,500
David C. Naccarati	74,000	75,000	149,000
Michael J. Harrison	67,500	75,000	142,500
Thomas Weng	85,000	75,000	160,000
Marni Wieshofer	75,000	75,000	150,000
Sean D. Goodman(3)	71,500	75,000	146,500

(1)	Amounts reflect the annual cash retainers that the non-employee directors earned for their service in respect of 2024 under our non-employee director compensation policy.

(2)	Amounts reflect the aggregate grant date fair value as computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, assuming no forfeitures. These amounts reflect the Company’s accounting expense, and do not correspond to the actual value that the non-employee directors will realize. As of December 31, 2024, each non-employee director had the following outstanding unvested RSUs.

(3)	Sean D. Goodman is an executive officer of AMC and an officer and director of American Multi-Cinema, Inc., its wholly owned subsidiary. Mr. Goodman disclaims any beneficial ownership in cash paid or of the shares of our Common Stock and shares of Common Stock issuable upon the exercise of outstanding warrants beneficially owned by AMC and/or American Multi-Cinema, Inc.

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Name	No. of Unvested RSUs Held as of December 31, 2024
Stephen A. Lang(1)	17,965
David C. Naccarati	11,228
Michael J. Harrison	11,228
Thomas Weng(2)	11,228
Marni Wieshofer	11,228
Sean D. Goodman	12,393

(1)	Mr. Lang also elected to defer conversion of 21,341 RSUs awarded for: (i) his initial director equity grant and 2021 annual director equity grant, and (ii) his 2024 annual director equity grant and annual chair equity grant, to the extent they vest, until the date of his separation from service as a Board member.

(2)	Mr. Weng also elected to defer conversion of 13,927 2,700 RSUs awarded for: (i) his initial director equity grant, and (ii) his 2021 and 2024 annual director equity grants, to the extent they vest, until the date of his separation from service as a Board member.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, executive officers, and employees that complies with SEC and Nasdaq rules and regulations. The Code of Ethics codifies the business and ethical principles that govern all aspects of the Company’s business. A copy of the Code of Ethics has been posted on our website at https://hycroftmining.com/about/corporate-governance/. It is free of charge upon written request to our Corporate Secretary at c/o Hycroft Mining Holding Corporation, PO Box 3030, Winnemucca, NV 89446. If we make substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, that applies to any of our directors or executive officers, we will disclose the date and nature of such amendment or waiver on our website or in a current report on Form 8-K in accordance with applicable Nasdaq and SEC rules.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale and/or other dispositions of our securities by our officers, directors and employees, as well as by our company itself, that is reasonably designed to promote compliance with insider trading laws, rules and regulations applicable to us. A copy of the Insider Trading Policy has been posted on our website at https://hycroftmining.com/about/corporate-governance/.

Compensation Recovery Policy

The Company has adopted a compensation recovery policy (the “Clawback Policy”) in compliance with SEC and Nasdaq rules and regulations. The Clawback Policy provides that in the event we are required to prepare an “Accounting Restatement” (as defined in the Clawback Policy), we shall, subject to certain limited exceptions as described in the Clawback Policy, recover certain incentive-based compensation from executive officers who are or have been designated as an “officer” by the Board in accordance with Exchange Act Rule 16a-1(f). Compensation that shall be recovered under the Clawback Policy generally includes “Incentive-Based Compensation” (as defined in the Clawback Policy) received during the three-year period prior to the “Accounting Restatement Determination Date” (as defined in the Clawback Policy) that exceeds the amount that otherwise would have been received by the “officer” had such compensation been determined based on the restated amounts in the financial restatement. Under the Clawback Policy, “Incentive-Based Compensation” includes any compensation that is granted, earned, or vested based, in whole or in part, upon the attainment of a Financial Reporting Measure (as defined in the Clawback Policy).

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Hedging and Pledging Policy

https://hycroftmining.com/about/corporate-governance/

The Company has adopted a policy regarding the ability of certain persons to hedge, pledge or otherwise limit their exposure to the Company’s securities. See our Insider Trading Policy, a copy of which is available on our website at https://hycroftmining.com/about/corporate-governance/. The policy applies to (i) the Company’s directors and executive officers (“Company Insiders”); (ii) employees who regularly come into possession of material non-public information about the Company in the course of their duties (together with the Company Insiders, the “Covered Persons”); (iii) any Covered Person’s spouse, other people living in a Covered Person’s household, and minor children; and (iv) entities over which any Covered Person exercises control. Under the policy, each of such persons is prohibited from engaging in the following transactions in the Company’s securities unless the Company’s Chief Financial Officer grants advance approval:

✔	Short-term trading. Company Insiders who purchase Company securities may not sell any Company securities of the same class for at least six months after the purchase;
✔	Short sales. Covered Persons may not sell the Company’s securities short;
✔	Options trading. Covered Persons may not buy or sell puts or calls, or other derivative securities on the Company’s securities;
✔	Trading on margin or pledging. Company Insiders may not hold Company securities in a margin account or pledge Company securities as collateral for a loan; and
✔	Hedging. Covered Persons may not enter into hedging or monetization transactions or similar arrangements relating to Company securities. This provision is not construed to limit a Covered Person’s ability to enter into market hedges not tied to the Company’s securities, including transactions to hedge commodity (gold and silver) exposure.

Board Oversight of Risk Management

The Board of Directors considers oversight of the Company’s risk management efforts, including enterprise risk management, to be a responsibility of the entire Board (as reported by and through the appropriate committee in the case of risks under the purview of a particular committee). Management regularly updates the full Board on major Company initiatives, strategies, and related risks. At least annually, management reviews with the Board risks to the enterprise and efforts to address them. In addition, presentations are made in the ordinary course at scheduled Board meetings regarding operations, finance, market trends, and the various other risks that the Company faces. On an ongoing basis, the various committees of the Board address risk in the areas germane to their scope. For example:

●	The Safety and Technical Committee oversees risks in the areas of safety and environmental compliance through an ongoing dialog with management, plays a role in operational risk management, including policy and regulatory risk, and oversees risk associated with managing existing technologies and developing new technologies to enhance and protect our competitive advantage;
●	The ESG Committee oversees risks, opportunities, strategies, goals, and policies and procedures related to sustainability and corporate social responsibility;
●	The Nominating and Governance Committee evaluates Board effectiveness, succession planning, and general corporate best practices;
●	The Compensation Committee oversees the Company’s policies to attract, retain, and motivate talented employees and ties compensation to actual performance, including risks associated with executive compensation; and
●	The Audit Committee provides risk oversight of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and corporate policies and controls, including controls over financial reporting, computerized information systems and cyber security, the independent auditor’s selection, retention, qualifications, objectivity and independence, and the performance of the Company’s internal audit function.

The chairperson of the relevant Board committee reports on the committee’s discussions to the entire Board during the committee reports portion of the applicable Board meeting.

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Leadership Structure and Role in Risk Oversight

The Company’s Corporate Governance Guidelines provide that the Board will periodically appoint a Chairman of the Board and that independent and management directors, including our Chief Executive Officer, are eligible for appointment as Chairman. The Corporate Governance Guidelines state that if the Chairman of the Board is not independent, the Board should designate an independent lead director who would be available in any situation in which the Chairman has a potential conflict of interest concerning any matter under consideration.

The Board believes that our current Board leadership structure, which includes separation of the Chairman and Chief Executive Officer roles, provides strong oversight, which benefits our stockholders. The Board believes its current leadership structure best serves the objectives of the Board’s oversight of management, the Board’s ability to carry out its roles and responsibilities on behalf of the Company’s shareholders, and the Company’s overall corporate governance. The Board also believes that the separation of the Chairman and Chief Executive Officer roles allows our Chief Executive Officer to focus her time and energy on operating and managing the Company, while leveraging our Chairman’s experience and perspectives in an oversight role. The separation of roles also allows an effective balance between strong executive leadership and appropriate safeguards and oversight by the Chairman and other independent directors. The Board periodically reviews its leadership structure to determine whether it continues to best serve the Company and its stockholders.

Stockholders may access a copy of our Corporate Governance Guidelines on our website at www.hycroftmining.com.

Executive Sessions of Independent Directors

The independent directors of the Board and each standing committee meet regularly in executive sessions without management present. Stockholders wishing to communicate with the independent directors may contact them by writing to Independent Directors, c/o Corporate Secretary, Hycroft Mining Holding Corporation, PO Box 3030, Winnemucca, NV 89446. Our Corporate Secretary will promptly distribute any such communication to the individual independent director or directors named in the communication in the same manner as described below in “Communications with the Board.”

Communications with the Board

Stockholders and other interested parties can send communications to one or more members of the Board by writing to the Board or specific directors or group of directors at the following address: Hycroft Mining Holding Corporation Board of Directors, c/o Corporate Secretary, PO Box 3030, Winnemucca, NV 89446. Our Corporate Secretary will promptly distribute any communication to the individual director or directors named in the communication or to all directors if addressed to the entire Board.

Board Performance Evaluation

The Board annually evaluates its performance for the previous year. The Nominating and Governance Committee establishes the annual performance evaluation format. The evaluation may consist of extensive and detailed written surveys, questionnaires, and/or individual interviews with each director by legal counsel. The Board can improve its critical functions of overseeing personnel development, financial performance, and other significant responsibilities for strategy, risk, integrity, reputation, and governance through the annual evaluation processes.

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EXECUTIVE OFFICERS

The names of our Chief Executive Officer and Chief Financial Officer and their respective ages as of the date of this Proxy Statement are set forth below.

Name	Age	Position(s)
Diane R. Garrett, Ph.D.	65	President, Chief Executive Officer, and Director
Stanton K. Rideout	66	Executive Vice President and Chief Financial Officer

Diane R. Garrett, Ph.D. has served as our President, Chief Executive Officer, and Director since September 2020 and was Acting Chair of the Board from December 15, 2021, through April 8, 2022, when she was succeeded by Mr. Lang. Ms. Garrett remains as a director on the Board. See the biographical information for Ms. Garrett set forth above under “Nominees for Election to our Board of Directors at the 2025 Annual Meeting.”

Stanton K. Rideout has served as our Executive Vice President and Chief Financial Officer since October 2020. He has over 30 years of senior executive experience in the mining and manufacturing industries, including Romarco and Phelps Dodge. From April 2018 until October 2020, Mr. Rideout was a consulting Chief Executive Officer of Carolina Gold Resources Inc. (“CGR”), a Canadian precious and base metals project-generator company. He joined the Board of CGR in June 2017 and became Chairman of the Board in July 2018. Before that, Mr. Rideout served as the Senior Vice President and Chief Financial Officer of Romarco from November 2010 through December 2015. After OceanaGold acquired Romarco in September 2015, he provided debt and equity consulting services for a number of mining companies. From January 2008 until May 2008, Mr. Rideout was Executive Vice President and Chief Financial Officer for Swift Transportation Corporation (“Swift”), a large North American truckload carrier. Prior to Swift, Mr. Rideout held various senior finance and accounting positions over 25 years with Phelps Dodge. Those roles included Vice President and Treasurer, Vice President and Controller, Investor Relations Officer, and Chief Financial Officer of Phelps Dodge International Corporation. Mr. Rideout earned his Master’s in Business Administration from the University of Evansville and his Bachelor of Science, Business/Finance, from Western Kentucky University. Mr. Rideout is a Certified Public Accountant.

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EXECUTIVE COMPENSATION

We are considered a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act and is providing scaled compensation disclosure intended to comply with the requirements applicable to smaller reporting companies. The following disclosure concerns the compensation arrangements of our current named executive officers (each, an “NEO” and collectively, the “NEOs”) for the fiscal years ended December 31, 2024 and 2023.

2024 Summary Compensation Table

The following table sets forth the compensation for the services in all capacities to us or our subsidiary companies for the years ended December 31, 2024 and 2023 of our NEOs.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	All Other Compensation(3)		Total
Diane R. Garrett, Ph.D. (4)	2024	$600,000	$635,000	$200,400	$34,064	(5)	$1,469,464	(5)
President and Chief Executive Officer	2023	$600,000	$462,000	$500,900	$23,512		$1,586,412
Stanton K. Rideout (6)	2024	$425,000	$385,000	$167,000	$30,063	(7)	$1,007,063	(7)
Executive Vice President, Chief Financial Officer	2023	$425,000	$280,500	$250,450	$23,364		$979,314
Rebecca A. Jennings (8)	2024	$315,000	$200,500	$133,600	$21,944		$671,044
Senior Vice President, General Counsel	2023	$311,250	$171,188	$203,960	$8,600		$694,998
David B. Thomas (9)	2024	$293,750	$200,000	$133,600	$24,583		$651,933
Senior Vice President, General Manager	2023	$271,250	$149,188	$115,207	$22,189		$557,834

(1)	Amounts represent payments under the Company’s incentive bonus plan.
(2)	Amounts reflect the aggregate grant date fair value of awards granted during the fiscal year noted as computed in accordance with FASB’s ASC Topic 718, assuming no forfeitures. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that the NEOs may realize.
(3)	During 2024 and 2023, “All Other Compensation” consisted of the following:

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Name and Principal Position	Year	401(k) Matching Contributions	Life Insurance Premiums	Total
Diane R. Garrett, Ph.D.	2024	$30,500	$3,564	$34,064	(5)
	2023	$19,800	$3,712	$23,512
Stanton K. Rideout	2024	$23,205	$6,858	$30,063	(7)
	2023	$19,800	$3,564	$23,364
Rebecca A. Jennings	2024	$19,622	$2,322	$21,944
	2023	$7,358	$1,242	$8,600
David B. Thomas	2024	$17,725	$6,858	$24,583
	2023	$15,331	$6,858	$22,189

(4)	Ms. Garrett was hired effective September 8, 2020. Her annual base salary was set at $550,000 and increased to $600,000 on April 1, 2022. Ms. Garrett’s salary was not increased in 2023, 2024, or 2025.
(5)	The amount reported herein as “All Other Compensation” for 2024 differs immaterially from the amount previously reported in the 2024 Form 10-K. As a result of a $7,500 increase in the reported “All Other Compensation,” the 2024 total compensation reported for Ms. Garrett increased from $1,461,964 to $1,469,464.
(6)	Mr. Rideout was hired effective October 20, 2020. His annual base salary was set at $375,000 and increased to $425,000 on April 1, 2022. Mr. Rideout’s salary was not increased in 2023, 2024, or 2025.
(7)	The amount reported herein as “All Other Compensation” for 2024 differs immaterially from the amount previously reported in the 2024 Form 10-K. As a result of a $205 increase in the reported “All Other Compensation,” the 2024 total compensation reported for Mr. Rideout increased from $1,006,858 to $1,007,063.
(8)	Ms. Jennings was hired effective October 24, 2022. Her annual salary was set at $300,000 and increased to $315,000 on May 23, 2023. Ms. Jennings’ salary was not increased in 2024 or 2025.
(9)	Mr. Thomas was hired effective December 28, 2020. His annual salary was $240,000 and increased to $260,000 on April 1, 2022, and increased to $275,000 on April 1, 2023. Mr. Thomas’s salary was increased to $300,000 on April 1, 2024.

2024 Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes information for each NEO with respect to outstanding equity awards and the value of such awards as of December 31, 2024.

Name	Number of Shares or Units of Stock that Have Not Yet Vested (#)(1)	Market Value of Shares or Units of Stock that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)

Diane R. Garrett, Ph.D.	28,532	63,056	-	-
	66,667	147,334
	60,000	132,600	-	-

Stanton K. Rideout	15,157	33,497	-	-
	33,334	73,668
	50,000	110,500	-	-

Rebecca A. Jennings	30,000	66,300	-	-
	26,667	58,934	-	-
	40,000	88,400	-	-

David B. Thomas	6,181	13,660	-	-
	15,334	33,888	-	-
	40,000	88,400	-	-

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(1)	The vesting schedules for the time-based RSUs for each NEO is as follows:

Name	RSU Grant Amount	Grant Date	Vesting Schedule

Diane R. Garrett, Ph.D.	28532	6/2/2022	See footnote (1)
	66667	4/18/2023	See footnote (2)
	60000	5/23/2024	See footnote (3)

Stanton K. Rideout	2,686	3/2/2021	100% vesting on October 20, 2024
	3,298	10/20/2020	See footnote(1)
	44,580	6/2/2022	See footnote(2)
	50,000	4/18/2023	See footnote(3)

(1)	Subject to the continued employment with the Company, the RSUs vest 33% for the first and second installment and 34% for the third installment with the first tranche vesting on June 2, 2023, the second tranche vesting on June 2, 2024, and the third tranche vesting on June 2, 2025. Vested RSUs will convert into shares of Common Stock on each applicable vesting date; provided, however, that if, on that conversion date, the holder is prohibited from trading under the Company’s policies or pursuant to applicable securities laws, the conversion date shall be, in the determination of the Board’s Compensation Committee, the 2nd trading day after the date the reporting person is no longer prohibited from such trading.
(2)	Subject to the continued employment with the Company, the RSUs vest 33% for the first and second installment and 34% for the third installment with the first tranche vesting on April 18, 2024, the second tranche vesting on April 18, 2025, and the third tranche vesting on April 18, 2026. Vested RSUs will convert into shares of Common Stock on each applicable vesting date; provided, however, that if, on that conversion date, the holder is prohibited from trading under the Company’s policies or pursuant to applicable securities laws, the conversion date shall be, in the determination of the Board’s Compensation Committee, the 2nd trading day after the date the reporting person is no longer prohibited from such trading.
(3)	Subject to the continued employment with the Company, the RSUs vest 33% for the first and second installment and 34% for the third installment with the first tranche scheduled to vest on May 23, 2025; the second tranche vested on May 23, 2026, and the remaining tranche vested on May 23, 2027. Vested RSUs will convert into shares of Common Stock on each applicable vesting date; provided, however, that if, on that conversion date, the holder is prohibited from trading under the Company’s policies or pursuant to applicable securities laws, the conversion date shall be, in the determination of the Board’s Compensation Committee, the 2nd trading day after the date the reporting person is no longer prohibited from such trading.
(4)	Subject to the reporting person’s continued employment with the Company, the RSUs will vest on October 24, 2026.

Equity Award Grants to Executive Officers

Our Board and stockholders previously approved the HYMC Performance and Incentive Pay Plan, as amended, under which the Company issued equity awards to officers and directors. At the Annual Meeting, we are asking stockholders to approve the Incentive Plan. See “Proposal No. 2—Approval of the Hycroft Mining Holding Corporation 2025 Performance and Incentive Pay Plan” for additional information regarding the Incentive Plan.

The long-term equity incentive awards granted in 2022, 2023, 2024 and 2025 were time-based RSUs, subject to the terms and conditions set forth in the written award agreements and continued employment.  The long-term equity incentive award agreements included “double-trigger” accelerated vesting in the event of a Change in Control.

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Employment Arrangements

Common Defined Terms Used in the Employment Agreements

For purposes of the employment agreements with our NEOs, the terms “Cause,” “Change in Control,” “Disability,” and “Good Reason” have the following definitions:

The term “Cause” shall mean that one or more of the following has occurred:

(i)	the NEO is convicted of a felony or pleads guilty or nolo contendere to a felony (whether or not with respect to the Company or any of its affiliates);

(ii)	a failure of the NEO to substantially perform his or her responsibilities and duties to the Company which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by the appropriate senior officer or any member of the Board, as applicable, identifying the failure in reasonable detail and granting the NEO an opportunity to cure such failure within such 10-day period;

(iii)	the failure of the NEO to carry out or comply with any lawful and reasonable directive of the Board (or any committee of the Board), which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by or on behalf of the Company identifying the failure in reasonable detail and granting the NEO an opportunity to cure such failure within such 10-day period;

(iv)	the NEO engages in illegal conduct, any breach of fiduciary duty (if any), any act of material dishonesty or other misconduct, in each case in this clause (iv), against the Company or any of its affiliates;

(v)	a material violation or willful breach by the NEO of any of the policies or procedures of the Company, including, without any limitation, any employee manual, handbook or code of conduct of the Company which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by or on behalf of the Company identifying the violation or breach in reasonable detail and granting the Executive an opportunity to cure such violation or breach within such 10 day period;

(vi)	the NEO fails to meet any material obligation the NEO may have under any agreement entered into with the Company which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by any member of the Company identifying the failure in reasonable detail and granting the NEO an opportunity to cure such failure within such 10-day period;

(vii)	the NEO’s failure to maintain any applicable license, permit or card required by the federal or state authorities or a political subdivision or agency thereof (or the suspension, revocation, or denial of such license, permit or card); or

(viii)	the NEO’s breach of any non-compete, non-solicit, confidentiality or other restrictive covenant to which the NEO may be subject, pursuant to an employment agreement or otherwise.

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The term a “Change in Control” of the Company will be deemed to occur as of the first day that one or more of the following conditions is satisfied:

(i)	The “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Company Voting Securities”), is accumulated, held or acquired by a “Person” (as defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, holders of capital stock of the Company as of the date hereof or a subsidiary thereof, any corporation owned, directly or indirectly, by the Company’s stockholders in substantially the same proportions as their ownership of stock of the Company); provided, however, that any acquisition from the Company or any acquisition pursuant to a transaction that complies with clauses (A), (B) and (C) of clause (iii) below will not be a Change in Control; provided further, that immediately prior to such accumulation, holding or acquisition, such Person was not a direct or indirect beneficial owner of 15% or more of Company Voting Securities as of the date of the applicable employment agreement; or

(ii)	Individuals who, as of the date of the Agreement, constitute the Board, or “Incumbent Board”, cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board; or

(iii)	Consummation by the Company of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity, or “Business Combination”, in each case, unless immediately following such Business Combination: (A) more than 50% of the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination, or “Surviving Corporation”, or (y) if applicable, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries, or “Parent Corporation”, is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of Company Voting Securities; (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that (x) such ownership of the Company existed prior to the Business Combination or (y) that immediately prior to such Business Combination, such Person was a direct or indirect beneficial owner of 15% or more of the Company Voting Securities as of the date of the respective employment agreement, and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

Notwithstanding anything to the contrary in the foregoing, in no event will a Change in Control be deemed to have occurred with respect to the NEO if the NEO is part of a purchasing group that consummates the Change in Control transaction. The NEO will be deemed “part of a purchasing group” for purposes of the preceding sentence if the NEO is an equity participant in the purchasing company or group (except (i) passive ownership of less than two percent of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing directors.

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The term “Disability” means the NEO’s long-term disability as defined by and determined under the Company’s long-term disability plan, or if the NEO is not covered by a long-term disability plan sponsored by the Company, then the NEO’s inability (as determined by the Board or Compensation Committee thereof in its discretion, (in the case of Ms. Garrett and Mr. Rideout, with the Board or Compensation Committee acting reasonably)) to perform the essential job functions, with or without a reasonable accommodation.

The term “Good Reason” means the occurrence of any of the following without the NEO’s consent:

(i)	a material reduction or a material adverse alteration in the nature of the NEO’s position, responsibilities or authorities or the assigning of duties to the NEO that are materially inconsistent with those of the position of such NEO of a company of comparable size in a comparable industry;

(ii)	the NEO’s becoming the holder of a lesser office or title than that previously held;

(iii)	any material breach of the applicable employment agreement by the Company that causes an adverse change to the terms and conditions of the NEO’s employment;

(iv)	the Company requires the NEO to relocate his or her principal business office to a location not within 75 miles of the applicable Company location;

(v)	any reduction in the NEO’s salary, other than a reduction in salary generally applicable to executive employees; or

(vi)	failure of the Company to pay the NEO any amount otherwise vested and due under the applicable employment agreement or under any plan or policy of the Company following written notice by the NEO to the Company identifying the failure and the basis for such payment and the Company’s failure to cure within 10 days following receipt of such written notice.

In no event will a resignation be deemed to occur for “Good Reason” unless the NEO provides notice to the Company, and such resignation occurs, within 90 days after the event or condition giving rise thereto. Upon receiving notice from the NEO, the Company has a period of 30 days during which it may remedy the event or condition.

Employment Agreement with Diane R. Garrett, Ph.D.

On April 10, 2024, the Company entered into an employment agreement with Ms. Garrett (the “2024 Garrett Employment Agreement”). Under the terms of the 2024 Garrett Employment Agreement, Ms. Garrett is entitled to an annual base salary of $600,000 and an annual cash incentive bonus set at 70% of her annual base salary as target. Ms. Garrett is also eligible to participate in equity-based compensation plans.

On May 23, 2024, the Company issued 60,000 time-based RSUs to Ms. Garrett with a grant-date fair value of $132,600. The RSU awards are in continued recognition of Ms. Garrett’s contributions to the Company and to incentivize future performance.

Employment Agreement with Stanton K. Rideout

On April 10, 2024, the Company entered into an employment agreement with Mr. Rideout (the “2024 Rideout Employment Agreement”). Under the terms of the 2024 Rideout Employment Agreement, Mr. Rideout is entitled to an annual base salary of $425,000, an annual cash incentive bonus target initially set at 60% of his annual base salary.

On May 23, 2024, the Company issued 50,000 time-based RSUs to Mr. Rideout with a grant-date fair value of $110,500. These RSU awards were made in continued recognition of Mr. Rideout’s contributions to the Company and to incentivize future performance.

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Termination Payment Terms

Each employment agreement with Ms. Garrett and Mr. Rideout, contains provisions entitling them to payments upon termination of their employment in certain circumstances, as described below.

Termination of Employment for any Reason

Pursuant to the current employment agreements with Ms. Garrett and Mr. Rideout, in the event their employment with the Company terminates for any lawful reason or no reason, they (or their estate, as applicable) will be entitled to receive any earned but unpaid base salary, any earned but unpaid annual cash incentive bonus, any amounts that may be payable under any applicable executive benefit plan, expense reimbursements and COBRA benefits provided that a timely election for COBRA continuation coverage is made and the applicable amounts are paid.

Termination of Employment other than for Cause or Voluntary Termination by Executive for Good Reason

If the Company terminates Ms. Garrett or Mr. Rideout without Cause, or either of them terminates their employment for Good Reason, they will be entitled to (i) a cash amount equal to 1.5 multiplied by their annual base salary, payable in equal installments over the 18 months following the date of termination; and (ii) 18 months of continued coverage under the Company’s medical, dental, life and disability plans, at the same cost to the individual as in effect on the date of termination

Termination of Employment in the Event of Death or Disability

If the employment of Ms. Garrett or Mr. Rideout with the Company is terminated due to her or his death or disability, she or he (or their estate, as applicable) will be entitled to receive the pro rata portion of any bonus payable to them under the Company’s annual cash incentive plan for the year in which such termination for death or disability occurs determined based on the actual bonus attained for the fiscal year in which such termination occurs.

Termination of Employment after a Change in Control

If within 90 days prior to, or one year after, a Change in Control, the Company terminates the employment of Ms. Garrett or Mr. Rideout for reasons other than for Cause, either of them incurs a Disability or voluntarily terminates his or her employment for Good Reason, such NEO will be entitled to (i) a cash amount equal to 2.0 multiplied by his or her annual base salary, payable in a lump sum on the 60th day following the date of termination, (ii) a cash amount equal to 2.0 multiplied by the greater of (A) the actual bonus paid for the fiscal year immediately preceding the date of termination, (B) the actual bonus attained for the fiscal year in which the date of termination occurs prior to the first anniversary of the employment agreement, or (C) the target bonus for the fiscal year in which the date of termination occurs prior to the first anniversary of the agreement, payable in a lump sum on the 60th day following the date of termination, and (iii) 24 months of continued coverage under the Company’s medical, dental, life and disability plans, at the same cost to the individual as in effect on the date of the Change in Control (or, if lower, as in effect at any time thereafter).

Compensation Philosophy and Objectives

Our compensation policies and philosophies are designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, motivate, and retain individuals who contribute to the Company’s long-term success.

The Compensation Committee believes the executive compensation program must be competitive to attract and retain our executive officers. The Compensation Committee has implemented compensation policies and philosophies that link a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.

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Our annual compensation review is undertaken at the direction and under the supervision of the Compensation Committee. Other than our Chief Executive Officer, no executive officers are involved in making recommendations for executive officer compensation, and no executive officer makes any recommendations for their compensation. Additionally, no executive officers are involved in determining director compensation. At its sole discretion, the Compensation Committee may engage independent compensation consultants exclusively to advise the Compensation Committee on executive officer and director compensation matters.

In 2024, the Compensation Committee engaged Lane Caputo to provide independent advice on executive officer and director compensation matters. The Compensation Committee, utilizing the compensation consultant’s report and after discussion and review (i) approves the annual base salaries, (ii) equity award grants, (iii) incentive cash award targets, (iv) financial metrics for the upcoming year, and (v) incentive cash awards for the prior year for the named executive officers. The Compensation Committee performs its compensation review and decision-making duties without management present. In 2025, we retained Aon’s Human Capital Solutions practice, a division of Aon, plc (“Aon”) to advise on updates to the Company’s RSU plan, including plan design, share-reserve modeling, and benchmarking against proxy-advisory guidelines.

Generally, the Compensation Committee reviews management’s recommendations and historical pay and performance information in the first quarter of each year. The Compensation Committee’s review includes approval of the value of equity award grants. It is generally the Compensation Committee’s policy to authorize and grant equity awards as of the date of the Board of Directors meeting (typically in March). The awards are then ratified by the non-management members of the Board of Directors upon the recommendation of the Compensation Committee.

The Compensation Committee does not have a specific policy or practice to time equity awards to the release of earnings or other material non-public information. However, the Compensation Committee may determine the value of an equity award but not issue or establish the number of shares or share units while possessing material non-public information, such as a material pending transaction. Our practice is not to accelerate or delay the disclosure of material non-public information, whether favorable or unfavorable, but to make such disclosures when appropriate or required by applicable securities laws. In order not to unduly benefit or harm officers and employees, the Compensation Committee would consider postponing the issuance of awards until after the non-public information has been publicly disclosed or is no longer considered material information.

Periodically throughout the year, the Compensation Committee may discuss, as appropriate, the philosophy for the overall compensation program and determine if changes in particular program components or special awards are appropriate or desirable during the current year or for future periods.

Compensation for our executive officers will have three primary components: base salary, an annual cash incentive bonus, and long-term equity-based incentive compensation.

Base Salary

Base salaries are set to be fair to the executive officers, competitive within the industry, and reasonable in light of our cost structure. The Compensation Committee determines base salaries, subject to the terms of any employment agreements, and reviews base salaries annually based upon advice and counsel from its advisors. Based on a review of compensation of peers, and upon the recommendation of management, none of the NEOs received a base salary increase for 2025.

Annual Cash Incentive Bonuses

In 2024 and 2025, the Compensation Committee used annual cash incentive bonuses for the NEOs to tie a portion of the NEOs’ compensation to financial and operational objectives achievable within the applicable fiscal year, such as (i) health and safety, (ii) environmental compliance (iii) technical advancement; (iv) exploration; (v) balance sheet; (vi) stakeholder engagement; and/or (vii) such other metrics as are determined from time to time by the Board. At the beginning of each year, the Compensation Committee sets performance targets, target amounts, target award opportunities, and other terms and conditions of annual cash bonuses for the NEOs. At the end of each year, the Compensation Committee determines the extent the performance targets were achieved and the amount of the award, if any, payable to the NEOs.

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Equity-Based Awards

The Compensation Committee will use equity-based awards to reward long-term performance of the NEOs under our equity compensation plans. Providing a meaningful portion of the total compensation package in the form of equity-based awards is an essential element to compensation arrangements to align the incentives of its officers, including its NEOs, with the interests of its stockholders and serve to motivate and retain the NEOs.

Executive Agreements

The Company has entered into compensation arrangements with its officers, including employment agreements and equity award agreements, as part of its policy to pay and compensate key executives as appropriate to attract, retain, and compensate executive talent.

Other Compensation

We have maintained the various employee benefit plans, including medical, dental, life insurance and 401(k) plans, offered by the Company in which the NEOs participate.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), denies a federal income tax deduction for certain compensation in excess of $1.0 million per year paid to certain current and former executive officers of a publicly traded corporation.

Pay Versus Performance

Under rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are required to disclose certain information about the relationship between the compensation actually paid to our NEOs and certain measures of Company performance. The table below shows compensation actually paid (as defined by the SEC in Item 402(v) of Regulation S-K) for our executives and our financial performance for the years shown in the table. For purposes of this discussion, our CEO is also referred to as our principal executive officer or “PEO,” and our other Named Executive Officers are referred to as our “Non-PEO NEOs”. Additional information regarding our compensation philosophy, the structure of our performance-based compensation programs, and compensation decisions made this year is described above in our “Compensation Philosophy and Objectives.”

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Income (Loss) (in thousands)
2024	$1,461,964	$1,432,196	$776,612	$738,216	$35.99	$(60,896)
2023	$1,586,412	$1,061,255	$979,314	$714,214	$39.90	$(55,024)
2022	$2,350,885	$1,634,024	$1,395,112	$983,327	$86.64	$(60,828)

(1)	The PEO and other NEOs for the indicated years were as follows:

Year	PEO	Non-PEO NEOs
2024	Diane R. Garrett, Ph.D.	Stanton K. Rideout, Rebecca Jennings, David B. Thomas
2023	Diane R. Garrett, Ph.D.	Stanton K. Rideout
2022	Diane R. Garrett, Ph.D.	Stanton K. Rideout

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Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for PEO

Year	2024	2023	2022
Summary Compensation Table Total	$1,461,964	1,586,412	2,350,885
(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	$(200,400)	(500,900)	(1,200,000)
(Minus): Change in Pension Value	$0	0
Plus: Pension Service Cost and Associated Prior Service Cost	$0	0
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	$132,600	245,000	446,517
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$(22,848)	(204,105)	(17,263)
Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	$0	0	0
Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	$60,880	(65,152)	53,886
(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	$0	0	0
Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	$0	0	0
Compensation Actually Paid	$1,432,196	1,061,255	1,634,024

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for Non-PEO NEOs

Year	2024	2023	2022
Summary Compensation Table Total	$776,612	979,314	1,395,112
(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	$(144,733)	(250,450)	(637,500)
(Minus): Change in Pension Value	$0	0	0
Plus: Pension Service Cost and Associated Prior Service Cost	$0	0	0
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	$95,767	122,500	237,210
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$(10,134)	(102,934)	(7,541)
Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	$0	0	0
Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	$20,705	(34,216)	(3,954)
(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	$0	0	0
Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	$0	0	0
Compensation Actually Paid	$738,216	714,214	983,327

For purposes of the above adjustments, the fair value of equity awards on the applicable date was determined in accordance with FASB’s ASC Topic 718, using valuation methodologies that are generally consistent with those used to determine the grant-date fair value for accounting purposes.

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Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative total stockholder return (“TSR”), and (ii) our net income, in each case, for the fiscal years ended December 31, 2023 and 2024. TSR amounts reported in the graph assume an initial fixed investment of $100.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions relating to the Company

Sprott Credit Agreement

On October 4, 2019, HMC, as borrower, and certain of its subsidiaries, as guarantors, entered into the Initial Sprott Credit Agreement with Sprott Private Resource Lending II (Collector), LP (“SPRL II”) for a secured multi-advance term credit facility with an original aggregate principal amount not in excess of $110.0 million. In connection with the consummation of the Recapitalization Transaction, we assumed the Initial Sprott Credit Agreement pursuant to the terms of the Purchase Agreement, entered into the Sprott Credit Agreement, with us becoming a party thereto, borrowed $70.0 million under such facility and issued to SPRL II 496,634 shares of Common Stock on behalf of SPRL II and the other participants in the Sprott Credit Agreement. As a result, we are the borrower under the Sprott Credit Agreement. Subsequent to the consummation of the Recapitalization Transaction, SPRL II transferred 45,149 shares of Common Stock to nonaffiliated participants in the Sprott Credit Agreement and 13,545 shares of Common Stock to Sprott Private Resource Streaming and Royalty (Collector), LP., an affiliated participant in the Sprott Credit Agreement. Michael Harrison, a member of our Board, has an indirect pecuniary interest in shares of our Common Stock beneficially owned by Sprott Private Resource Streaming and Royalty (Collector), LP. and SPRL II as chief executive officer of Sprott Resource Streaming and Royalty Corp. and/or through his fiduciary role as Managing Partner of Sprott Private Resource Streaming & Royalty (Collector) LP. On October 14, 2025, we fully repaid and retired all outstanding obligations under the Sprott Credit Agreement, thereby terminating the facility in full. Following such repayment, no amounts remain outstanding and no continuing related-party relationship exists under the Sprott Credit Agreement.

Sprott Royalty Agreement

The Company, Hycroft Resources & Development, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of the Company (“HRD”), and Sprott Private Resource Lending II (Co) Inc., as the payee, an affiliate of SPRL II, entered into the Sprott Royalty Agreement with respect to the Hycroft Mine at the closing of the Recapitalization Transaction. Pursuant to the terms of the Sprott Royalty Agreement, at the closing of the Recapitalization Transaction, Sprott Private Resource Lending II (CO), Inc. paid to HRD cash consideration in the amount of $30.0 million, for which HRD granted to Sprott Private Resource Lending II (CO), Inc. a perpetual royalty equal to 1.50% of net smelter returns, payable monthly. Michael Harrison, a member of our Board, has an indirect interest in the Sprott Private Resource Lending II (Co) Inc. as chief executive officer of Sprott Resource Streaming and Royalty Corp. and/or through his fiduciary role as Managing Partner of Sprott Private Resource Streaming and Royalty (Collector) LP.

2022 Private Placement

The Company entered into a subscription agreement with American Multi-Cinema, Inc. dated as of March 14, 2022, as amended April 8, 2022 (as amended, the “AMC Subscription Agreement”), pursuant to which American Multi-Cinema, Inc. purchased 23,408,240 units of the Company (each a “Unit”) at a purchase price per Unit of $1.193, with each Unit consisting of one share of Common Stock and one warrant to purchase one share of Common Stock providing for a total purchase price of $27.9 million. The AMC Subscription Agreement provides American Multi-Cinema, Inc. the right to appoint a director to the Board, and the Company agrees to support such director’s nomination so long as American Multi-Cinema, Inc. retains at least 50% of the Common Stock purchased under the AMC Subscription Agreement, and American Multi-Cinema, Inc. holds at least 5% of the voting power of the Company. Sean D. Goodman, a member of our Board, is the Chief Financial Officer of AMC, the parent of American Multi-Cinema, Inc. (“AMCI”), and was appointed to the Board and nominated for election as a director of the Company Annual Meeting under the terms of the AMC Subscription Agreement. Following a recent sale of securities by AMCI, it no longer has the right to designate a director to the board of directors and thus AMC and AMCI are no longer deemed to have director-by-deputization status with respect to Hycroft.

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Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our amended and restated bylaws in effect upon the consummation of the Recapitalization Transaction require us to indemnify all directors and officers to the fullest extent permitted by Delaware law against all expenses, judgments, liabilities, fines, penalties, and amounts paid in settlement of any claims. The indemnification agreements provide for the advancement or payment of all expenses to the indemnitee and for reimbursement to the Company if it is found that such indemnitee is not entitled to such indemnification under applicable law.

Other Material Relationships

During the years ended December 31, 2024 and 2023, the Company paid $0.4 million and $0.3 million, respectively, to Ausenco for the preparation of the 2023 Hycroft TRS, due diligence assistance, and a new technical report. Ms. Garrett served in a non-executive director position on the board of Ausenco’s parent company from November 2020 to January 2025.

Ms. Garrett’s brother, David Thomas, is the Senior Vice President and General Manager of the Hycroft Mine. Mr. Thomas does not report to Ms. Garrett. In 2024, he received cash compensation of $0.6 million (including a cash short-term incentive award and other compensation of $0.2 million), and time-based RSU awards with a grant date fair value of $0.1 million. In 2023, he received cash compensation of $0.6 million (including a cash short-term incentive award and other compensation of $0.1 million), and time-based RSU awards with a grant date fair value of $0.1 million.

Related Party Policy

Our Audit Committee, pursuant to its charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee, or officer.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock, as of the Record Date, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) each of our NEOs and directors and (iii) all of our executive officers and directors, as a group.

The number of shares of common stock beneficially owned by each entity, person, director, or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. The percentage ownership of our common stock in the “Percentage of Beneficial Ownership” column in the table is based on 81,283,600 shares of our common stock issued and outstanding as of the Record Date. Under such rules, beneficial ownership generally includes any shares of common stock over which the individual has sole or shared voting power or investment power as well as any shares of common stock that the individual has the right to acquire within 60 days of the Record Date, through the exercise of Warrants or other rights. Unless otherwise indicated in the footnotes to this table, the Company believes each of the stockholders named in this table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Beneficial Ownership
5% or Greater Stockholders
2176423 Ontario Ltd.(1)	35,998,704	41.24%
Tribeca Investment Partners(2)	6,615,366	7.93%
BlackRock Investment Management LLC(3)	6,000,000	7.38%

Named Executive Officers and Directors
Diane R. Garrett, Ph.D.(4)	333,851	*
Stanton K. Rideout (5)	182,986	*
Rebecca A. Jennings(6)	101,218	*
David B. Thomas(7)	96,070
Sean D. Goodman(8)	-	*
Michael Harrison (9)	76,982	*
Stephen Lang(10)	106,176	*
David Naccarati (11)	75,901	*
Thomas S. Weng(12)	90,609	*
Marni Wieshofer(13)	70,125	*
All executive officers and directors as a group (10 individuals)(14)	1,133,918	1.39%

* Represents less than 1% of the outstanding shares of common stock.

(1)	Based on Schedule 13D/A (Amendment No. 8) filed on December 5, 2025 and Form 4 filed on December 16, 2025, this includes (a) 29,986,352 shares of Class A common stock, par value $0.0001 per share (“Common Stock”), of Hycroft Mining Holding Corporation (the “Issuer”) held of record by 2176423 Ontario Ltd. (“2176423 Ontario”), (b) 4,672,352 shares of Common Stock issuable upon the exercise of warrants to purchase shares of Common Stock held of record by 2176423 Ontario, (c), and 1,340,000 shares of Common Stock issuable upon the exercise of warrants to purchase shares of Common Stock held of record by Sprott Mining. (2176423 Ontario also holds warrants to acquire an additional 5,515,824 shares of Common Stock, but the terms and conditions of such warrants preclude 2176423 Ontario from exercising the warrants to the extent that such exercise would cause 2176423 Ontario (together with its affiliates) to exceed certain beneficial ownership limitations. Warrants exercisable for 3,175,000 shares of Common Stock are subject to a beneficial ownership limitation of 19.99%, while warrants exercisable for 2,340,824 shares of Common Stock are subject to a beneficial ownership limitation of 9.8%.) The warrants exercisable for 4,672,352 shares of Common Stock mentioned in (b) above are not subject to a beneficial ownership limitation. Eric Sprott controls 2176423 Ontario and has the power to direct the voting and disposition of Common Stock held by the entity through his ownership interests in 2176423 Ontario. The business address 2176423 Ontario and Eric Sprott is 200 Bay Street, Suite 2600, Royal Bank Plaza, South Tower, Toronto, Ontario M5J 2J1. For purposes of calculating 2176423 Ontario Ltd.’s percentage ownership, shares issuable upon exercise of the warrants exercisable within 60 days of December 12, 2025, are deemed outstanding, and therefore the denominator used for 2176423 Ontario’s percentage equals 87,295,952 shares (81,283,600 + 6,012,352 warrants).

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(2)	Based on Schedule 13G filed on November 6, 2025. The shares reported as beneficially owned include (a) 4,512,808 shares held of record by UBS Nominees Pty Ltd and Citicorp Nominees Pty Ltd as custodians for Tribeca Global Natural Resources Strategy, for which Tribeca Investment Partners serves as investment manager pursuant to the applicable investment management agreements, and (b) 2,102,558 shares issuable upon the exercise of warrants to purchase common stock. For purposes of calculating Tribeca’s percentage ownership, the 2,102,558 warrant shares are deemed outstanding, and therefore the denominator used for Tribeca’s percentage equals 83,386,158 shares (81,283,600 + 2,102,558 warrants). The business address of Tribeca Global Natural Resources is Level 23, 1 O’Connell Street, Sydney NSW 2000, Australia.

(3)	BlackRock Investment Management, LLC’s business address is 251 Little Falls Drive, Wilmington, DE 19808.

(4)	Includes (i) 800 shares of common stock owned by Ms. Garrett’s spouse’s IRA, and (ii) 100,000 shares of common stock to be converted from RSUs. Subject to Ms. Garrett’s continued employment with the Company, 33% of the RSUs vest on each of June 30, 2026 and June 30, 2027 and 34% vest on June 30, 2028.

(5)	Includes 50,000 shares of common stock to be converted from RSUs. Subject to Mr. Rideout’s continued employment with the Company, 33% of the RSUs vest on each of June 30, 2026 and June 30, 2027 and 34% vest on June 30, 2028

(6)	Includes 40,000 shares of common stock to be converted from RSUs. Subject to Ms. Jennings’ continued employment, 33% of the RSUs vest on each of June 30, 2026 and June 30, 2027 and 34% vest on June 30, 2028. Also included in this amount is an award of 30,000 RSUs granted on October 24, 2022. Subject to Ms. Jennings’ continued employment with the issuer, the RSUs will vest on October 24, 2026.

(7)	Includes 40,000 shares of common stock to be converted from RSUs. Subject to Mr. Thomas’ continued employment, 33% of the RSUs vest on each of June 30, 2026 and June 30, 2027 and 34% vest on June 30, 2028.

(8)	Sean D. Goodman is an executive officer of AMC and an officer and director of American Multi-Cinema, Inc., its wholly owned subsidiary. Mr. Goodman disclaims any beneficial ownership of the shares of our common stock and shares of common stock issuable upon the exercise of outstanding warrants beneficially owned by AMC and/or American Multi-Cinema, Inc.

(9)	Michael J. Harrison has an indirect pecuniary interest in shares of our common stock beneficially owned by Sprott Private Resource Streaming and Royalty (Collector), LP and Sprott Private Resource Lending II (Collector), LP as chief executive officer of Sprott Resource Streaming and Royalty Corp. and/or through his fiduciary role as a Managing Partner of Sprott Private Resource Streaming and Royalty (Collector) LP. Mr. Harrison disclaims any beneficial ownership of the shares of our common stock beneficially owned by Sprott Private Resource Streaming and Royalty (Collector), LP. and Sprott Private Resource Lending II (Collector), LP.

(10)	Includes: (i) 1,351 RSUs granted to Mr. Lang on May 24, 2021, (ii) 2,027 RSUs granted to him on May 24, 2021, (iii) 13,473 RSUs granted to him on May 23, 2024, (iv) 22,455 RSUs granted to him on May 23, 2024, and (v) 11,981 RSUs granted to him on June 30, 2025. Mr. Lang has elected to defer conversion of such RSUs, to the extent they vest, until the date of his separation from service as a Board member. Includes 11,981 shares of common stock to be converted from RSU on June 30, 2026.

(11)	Includes 11,981 shares of common stock to be converted from RSUs on June 30, 2026.

(12)	Includes: (i) 1,673 RSUs granted to Mr. Weng on December 4, 2020, (ii) 2,027 RSUs granted to him on May 24, 2021, (iii) 22,455 shares granted to him on May 23, 2024, (iv) 11,981 RSUs granted to him on June 30, 2025, and (v) 7,188 RSUs granted to him on June 30, 2025. Mr. Weng has elected to defer conversion of such RSUs, to the extent they vest, until the date of his separation from service as a Board member. Includes 19,170 shares of common stock to be converted from RSU on June 30, 2026.

(13)	Includes 11,981 shares of common stock to be converted from RSUs on June 30, 2026.

(14)	The business address of each of the executive officers and directors is PO Box 3030, Winnemucca, NV 89446.

We are not aware of any arrangements that may result in “changes in control” as that term is defined by the provisions of Item 403 of Regulation S-K.

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PROPOSAL NO. 2—APPROVAL OF THE HYCROFT MINING HOLDING COMPANY 2025 PERFORMANCE AND INCENTIVE PAY PLAN

We are asking the stockholders to approve the adoption of the Incentive Plan. If approved by our stockholders, the Incentive Plan will supersede and replace, our 2020 Performance and Incentive Pay Plan (the “2020 Plan”), except with respect to awards granted under the 2020 Plan prior to the effective date of the Incentive Plan and shares which remain available for issuance under the 2020 Plan on the effective date of the Incentive Plan will be available for issuance under the Incentive Plan. The Company will not make any new awards under the 2020 Plan between the Record Date and the Annual Meeting.

Overview

The purpose of the Incentive Plan is to promote our success and enhance stockholder value by linking the personal interests of employees, directors, and consultants to those of our stockholders and by providing these individuals with an incentive to work to generate superior returns for our stockholders. The Incentive Plan is also intended to provide us with flexibility in creating a competitive compensation program to attract, retain and motivate our employees, directors, and consultants upon whose judgment, interest, and efforts our success is largely dependent.

We believe that our equity compensation policies enable us to attract and retain a highly skilled team of executives and other employees and align interests of these individuals with those of our stockholders by rewarding long-term performance and tying compensation to increases in stockholder value. We further believe that the interests of the Company and our stockholders will be advanced if we can continue to offer our employees, including our executives, and non-employee directors, the opportunity to acquire or increase their proprietary interest in the Company.

As of the Record Date, we had 490,281 shares that remain available for issuance under the 2020 Plan, which given current equity utilization, the Compensation Committee estimates will last until 2026. The Company has not made, and will not make, any new awards under the 2020 Plan between the Record Date and the Annual Meeting. We have determined that the number of new shares available for issuance under the Incentive Plan should be 3,500,000 shares, or roughly 4.3% of our issued and outstanding shares of Common Stock, as of the Record Date, so that we may continue our current equity compensation program structure and strategy. In addition, upon the approval of the Incentive Plan, the shares which remain available for issuance under the 2020 Plan on the effective date of the Incentive Plan, which represented 490,281 shares of Common Stock as of the Record Date, will be available shares for issuance under the Incentive Plan.

The Incentive Plan has a fixed number of shares reserved for issuance and available for grant. We did not include the “evergreen” feature in the Incentive Plan which provides for an automatic increase in the share reserve on the annual basis. Stockholder approval will be required to increase the share reserve under the Incentive Plan, allowing our stockholders to have direct input on our equity compensation program and any increase in Shares available for issuance under the Incentive Plan.

The approval of the adoption of the Incentive Plan by stockholders will permit the Company to continue to utilize equity compensation awards, to provide competitive levels of compensation to key talent and promote alignment between management and stockholder interests. The Company’s business requires an investment in human capital and successful attraction and retention of high-demand talent in a very competitive business environment. Granting equity-based compensation to eligible officers, employees, consultants and non-employee directors encourages ownership in the Company by key personnel whose contribution is essential to the Company’s success and, thereby, encourage recipients to act in our stockholders’ interests and share in the Company’s progress. Our people are our greatest asset in the delivery of sustainable value to our stockholders.

If this Proposal No. 2 is approved by our stockholders, the Incentive Plan will become effective as of the date of the Annual Meeting and the 2020 Plan will terminate with respect to new awards as of the date of the Annual Meeting and from such date, no new awards will be granted under the 2020 Plan and the 490,281 shares of Common Stock available for issuance under the 2020 Plan will be available for awards under the Incentive Plan. In the event our stockholders do not approve this Proposal No. 2, the Incentive Plan will not become effective and the current 2020 Plan will remain in effect until the earlier of its expiration or termination in accordance with its terms, after which date no further awards may be granted under the 2020 Plan. Whether or not the Incentive Plan is approved by our stockholders, each award granted under the 2020 Plan prior to the earlier of its expiration or termination will continue to be subject to the terms and conditions applicable to such award under the applicable award agreement and the 2020 Plan.

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Unless the adoption of the Incentive Plan is approved by stockholders, the Board has concluded that the Company will need to curtail grants of equity incentive awards to executive officers, other employees and non-employee directors when the remaining share reserve under the 2020 Plan is depleted. The Board believes this result will have a significantly negative impact on the Company’s compensation program and business objectives. Accordingly, the Board recommends approval of the Incentive Plan in order to allow the Company to have the ability to continue to grant equity awards at competitive levels in the future.

The proposed Incentive Plan is attached as Annex A to this Proxy Statement and is incorporated herein by reference.

Background

On October 24, 2025, the Board unanimously approved the Incentive Plan, subject to approval by the stockholders. The Board has directed the Company to submit this Proposal No. 2 to approve the Incentive Plan to the stockholders for approval at the Annual Meeting. The Board believes that the adoption of the Incentive Plan is in the best interests of the Company and its stockholders because it will permit the Company to continue to provide equity-based incentive awards to promote the continued success of the Company by aligning the interests of the plan participants with those of the Company’s stockholders, and enable the Company to continue to recruit, retain, and motivate key employees, executive officers, consultants and non-employee directors of the Company and its affiliates. The Board concluded that the continuation of the equity compensation program is essential to the Company’s ability to attract, retain, and motivate top quality management which is critical to the Company’s success.

In Proposal No. 2, we are requesting that stockholders approve the adoption of the Incentive Plan. If this Proposal No. 2 is approved by stockholders at the Annual Meeting, the total number of shares available for future stock awards under the Incentive Plan will be 3,500,000 shares, plus the 490,281 shares which remain available for issuance under the 2020 Plan on the effective date of the Incentive Plan. If the Incentive Plan is approved by stockholders at the Annual Meeting, we intend to file a Form S-8 with the SEC following the Annual Meeting that covers the shares reserved for issuance under the Incentive Plan. We are seeking stockholder approval of the Incentive Plan in order to comply with the rules of The NASDAQ Stock Market.

Important Aspects of the Incentive Plan Designed to Protect our Stockholders’ Interests

The Incentive Plan contains certain provisions, including those set forth below, designed to protect our stockholders’ interests and to reflect corporate governance best practices. The descriptions of these and other features of the Incentive Plan contained in this Proposal No. 2 are intended to be summaries only and are qualified in their entirety by the full text of the Incentive Plan attached hereto as Annex A.

●	No Evergreen Provision: Stockholder approval is required for additional shares. The Incentive Plan does not contain an annual “evergreen” provision. Thus, stockholder approval is required each time we desire to increase the share reserve, allowing our stockholders the ability to have a say on our equity compensation program.

●	Administration of the Incentive Plan. The Incentive Plan will be administered by an independent committee of the Board, which committee is comprised solely of non-employee directors.

●	Limit on Non-Employee Director compensation. The Incentive Plan contains an annual limit on the cash and equity based compensation that may be provided to each of our non-employee directors in any calendar year for board service of $750,000 (or $1,000,000 in the calendar year that the non-employee director first joins the Board or if the non-employee director is serving as non-executive chairman or lead director of the Board or on a special committee).

●	Flexibility in designing equity compensation scheme. The Incentive Plan allows us to provide a broad array of equity incentives, including options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit awards, and performance share awards. By providing this flexibility, we are positioned to quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

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●	No Dividends on Unvested Awards: The Incentive Plan provides that dividends and dividend equivalent rights may never be paid on any unvested award.

●	No repricing of options or SARs. The Incentive Plan explicitly prohibits repricing options and SARs in any manner without stockholder approval, including canceling awards in exchange for cash or for another award under the Incentive Plan.

●	Equity claw-back or recovery provisions. Equity awards granted to our executive officers under the Incentive Plan are subject the terms and conditions of our compensation recovery policy, as in effect from time to time, current copies of which can be found on our website under Corporate Policies located at http://hycroftmining.com/about/corporate-governance/. For additional details, see the section entitled “Compensation Recovery Policy” on page 20 of this Proxy Statement.

●	Term and exercise price limits on options and SARs. The Incentive plan limits the maximum term of options and SARs to ten years and such awards may not be granted at a discount to the fair market value of the Common Stock on the grant date.

●	Minimum 12 month vesting period on all awards. All awards granted under the Incentive Plan required a minimum 12 month vesting period, except in the event of death or disability of the participant.

●	No Tax Gross-Ups. The Incentive Plan does not provide any tax gross ups.

●	Limited dilution to existing stockholders. Given the significant increase in outstanding shares as of the Record Date, in comparison to shares outstanding at the Company’s fiscal year end, the dilutive impact of the 3,500,000 new shares reserved for issuance under the proposed Incentive Plan is only 4.3%. The increase in shares outstanding resulted primarily from: (i) the June 2025 public equity offering of 13,824,117 shares (including 1,324,117 shares issued after underwriters’ exercise of their overallotment option), (ii) the September 2025 private placement of 14,017,056 shares, and (iii) the October 2025 public equity offering of 26,372,000 shares (including 3,295,076 shares issued after underwriters’ exercise of their overallotment option.

Determination to Approve the Adoption of the Incentive Plan

In determining to approve the adoption of the Incentive Plan, the Compensation Committee and our Board considered, among other things, the advice of Aon, our independent compensation consultant, as well as the anticipated needs for additional shares for purposes of incentive compensation, considering the estimates for the Company’s needs over the next approximately three to five years to drive our strategic plan based on contemplated growth, as well as employee compensation goals and participation rate, and our historic burn rate and the dilutive impact of the Incentive Plan.

Shares Remaining Under the Prior Plans

As of the Record Date, a total of 81,283,600 shares of our common stock were outstanding and the fair market value of our common stock was $13.40 based on the closing sale price of our common stock on The Nasdaq Stock Market as of that date. The following table sets forth information regarding outstanding equity awards and shares available for future equity awards under the 2020 Plan as of the Record Date.

	2020 Plan	Aggregate Under All Plans
Total shares underlying outstanding RSUs or full value awards	834,863	834,863
Total shares available for issuance	490,281	490,281

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Equity Use in Equity Compensation Program

Equity-based compensation represents a significant portion of our executive officers’ compensation representing 22% of their total target compensation in fiscal 2025. We believe in effectively managing our equity compensation program while minimizing stockholder dilution. For this reason, our Board and Compensation Committee consider both the dilution or “overhang” and “burn rate” in evaluating the impact of grants under our long-term incentive plans on our stockholders.

Dilution

Overhang provides a measure of potential dilution to stockholders. Overhang is generally calculated as the sum of all equity awards outstanding plus shares available for future grants under our equity plans, divided by the sum of: (i) total common shares outstanding, (ii) all equity awards outstanding, and (iii) shares available for future grant under our existing equity plan. As of the Record Date, we had 81,283,600 shares of common stock outstanding, and 834,863 shares were subject to outstanding full value awards. Further, if stockholders approve this Proposal No. 2, 3,500,000 new shares would be available for issuance under the Incentive Plan (in addition to the 490,281 shares currently available for issuance under the 2020 Plan), and our fully diluted overhang upon the approval of the Incentive Plan would be 5.6% based on outstanding shares of common stock on the Record Date.

Burn Rate

Burn rate is calculated as the number of shares granted in a given year divided by the weighted average number of shares outstanding during that period and generally demonstrates the dilutive impact of our equity award program. The table below provides a summary of our burn rate for each of the last three fiscal years, as well as the three-year average.

	2022	2023	2024
Share Awards Granted (1)	330,707	501,691	435,204
Weighted Average Common Stock Outstanding	16,977,306	21,113,516	23,176,014
Annualized Burn Rate (2)	1.95%	2.38%	1.88%
Three Year Average Burn Rate			2.07%

(1) Amounts include liability-based awards for which the number of units awarded is not determined until the vesting date. The number of liability-based award units included in this amount are estimated using the fair market value of the Common Stock at the end of each year.

(2) Annualized burn rate represents time-based RSUs granted as a percentage of weighted average common shares outstanding.

The historical burn rate described above may not be indicative of what the actual amounts will be in the future.

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Reasons for Seeking Stockholder Approval of the Incentive Plan

Our Board and Compensation Committee believe the following are important considerations for stockholders in determining whether to approve the Incentive Plan:

●	Equity Awards are Essential to Talent Acquisition and Retention. Equity awards, similar to those typically offered by our competitors are, and we believe will continue to be, an integral component of our overall compensation program, enabling us to attract qualified and skilled employees and non-employee directors, and retain our existing employees, including our experienced management team and provide incentives for our employees to exert maximum effort for our success, ultimately contributing to the creation of stockholder value. If the Incentive Plan is not approved by our stockholders at the Annual Meeting, we will not have adequate shares remaining under our 2020 Plan to continue to grant equity awards to all our employees and directors in future periods. We believe that a culture of ownership is important to our ability to achieve long-term business objectives, and our success is dependent on our employees’ feeling invested in our future.

●	We are Committed to Executing on our Strategic Plan. The use of equity awards assists us and will continue to assist us in ensuring that our executives and employees are focused on long-term value creation for our stockholders and enabling us to attract, retain and motivate the talent needed to execute our strategic plan while managing our cash flow. We believe that the approval of the Incentive Plan as described in this proposal is instrumental to our ongoing success and our ability to provide increase value to our stockholders.

●	We are Managing our Annual Burn Rate. We carefully and thoughtfully manage our equity award use, balancing attraction, retention and incentivization of our employees against dilution and burn rate considerations. We have relied more heavily on the grant of restricted stock units (RSUs) for our executives, as opposed to options in an effort to manage our burn rate. Further, we regularly review and consider our burn rate against those of our peer companies to provide incentives at a competitive market level as part of our human capital management strategy.

The 2025 Performance and Incentive Pay Plan

The purposes of the Incentive Plan are to (i) promote the interests of the Company, its affiliates and its stockholders by using stock-based incentives to attract, retain and motivate the Company’s officers, directors, key employees and consultants; (ii) reward such persons’ contributions to the performance of the Company; and (iii) to align their interests with the interests of the Company’s stockholders.

Principal Provisions of the Incentive Plan

The following summary of the Incentive Plan is not a complete description of the Incentive Plan and is qualified in its entirety by reference to the full text of the Incentive Plan, copy of which is attached to this Proxy Statement as Annex A.

Term of Incentive Plan. The Incentive Plan will terminate ten years after its effective date, unless terminated earlier by the Board. Notwithstanding any termination of the Incentive Plan, the terms of the Incentive Plan will continue to govern until all then outstanding options and SARs granted thereunder have been satisfied or terminated pursuant to the terms of the Incentive Plan, and all restricted periods and performance periods related to other awards granted under the Incentive Plan have lapsed.

Shares Subject to Incentive Plan. The total number of shares of Common Stock available for issuance under the Incentive Plan is 3,500,000 shares, which was equal to 4.3% of the issued and outstanding shares of our Common Stock on the Record Date for the Annual Meeting, plus any shares which as of the effective date of the Incentive Plan are available for issuance under the 2020 Plan, (or are subject to awards which become available for future grants of awards under the 2020 Plan following the effective date pursuant to forfeiture, expiration or termination provision of the 2020 Plan, as described below). There were 490,281 shares available for issuance under the 2020 Plan as of the Record Date. The Company will not grant any awards under the 2020 Plan after the Record Date.

If any shares of common stock subject to an award granted under the Incentive Plan or the 2020 Plan are forfeited, cancelled, exchanged or surrendered or if an award otherwise terminates or expires without a distribution of shares to the participant, those shares will again be available for awards under the Incentive Plan. Notwithstanding the foregoing, shares surrendered or withheld as payment of either the exercise price of an award under the 2020 Plan or withholding taxes in respect of an award under the 2020 Plan will no longer be available for grant under this Incentive Plan; however, any shares surrendered or withheld as payment of either the exercise price of an award under the Incentive Plan or withholding taxes in respect of an award under the Incentive Plan will be available for grant under this Incentive Plan.

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Administration. The Compensation Committee administers the Incentive Plan. The Compensation Committee and has exclusive authority, subject to the terms of the Incentive Plan, to (i) interpret the terms of the Incentive Plan and any award agreement; (ii) select participants; and (iii) establish the terms and conditions of awards and subject to the terms of the Incentive Plan make modifications or amendments to awards, including as necessary to comply with applicable law.

Eligibility. Participants in the Incentive Plan consist of the officers, other key employees, non-employee directors, individual consultants and advisors of the Company and its subsidiaries and affiliated entities. As of the Record Date, the Company had a total of 25 officers, directors, employees and consultants eligible to receive awards under the Incentive Plan. A “subsidiary” is generally defined as any corporation or entity, other than the Company, in an unbroken chain of corporations or other entities beginning with the Company if each of the corporations, or other entities other than the last corporation or entity in the unbroken chain, owns 50% or more of the voting stock in one of the other corporations in such chain. An “affiliated entity” means any corporation or other entity controlled by the Company and designated by the Compensation Committee as such.

Limitations and Award Agreements. The Incentive Plan provides that the maximum number of shares of Common Stock that may be granted subject to incentive stock options is 3,500,000.

The maximum number of shares of Common Stock and other cash compensation paid to the non-employee director during any calendar year for board service shall be limited to an amount equal to $750,000 (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes); provided that the Compensation Committee has the discretion to increase this amount to $1,000,000 in the calendar year that the non-employee director first joins the Board or if the non-employee director is serving as non-executive chairman or lead director of the Board or on a special committee).

Awards under the Incentive Plan may be made in substitution in whole or in part for cash or other compensation otherwise payable to a participant. Unless otherwise provided herein, the Compensation Committee may grant awards in tandem with or, subject to the requirements of the Incentive Plan, in substitution for or satisfaction of any other award granted under the Incentive Plan or under any other plan of the Company.

All awards granted under the Incentive Plan will be made pursuant to an award agreement that will contain provision and conditions as the Compensation Committee determines appropriate.

Terms and Conditions of Options. The Compensation Committee determines the exercise price of an option at the time it is granted, but that exercise price must equal at least 100% of the fair market value of Common Stock at the time the option is granted. “Fair market value” is generally based on the closing price of a share of Common Stock reported on The Nasdaq Stock Market or any other any established stock exchange or national market system where the Common Stock is traded on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days as determined by the Compensation Committee in its discretion. Unless the Compensation Committee determines otherwise or unless otherwise specified in an award agreement, fair market value shall be deemed to be equal to the closing price of a share of Common Stock on the grant date and if such date is not a trading date, on the most recent date on which shares of Common Stock were publicly traded. Notwithstanding the foregoing, if the Common Stock is not traded on any established stock exchange or national market system, the fair market value means the price of a share Common Stock as established by the Compensation Committee acting in good faith based on a reasonable valuation method that is consistent with the requirements of Section 409A of the Code and the regulations thereunder. No dividends or dividend equivalent rights may be granted with respect to stock options.

Exercise of Options. An option vests and becomes exercisable according to the terms specified in the award agreement that covers the option, including a minimum vesting period of one year from the grant date. The Compensation Committee may establish performance measures that must be satisfied as a condition to the grant of an option or to the exercisability of all or a portion of an option. Unless otherwise provided in the award agreement, an option is exercisable only during the participant’s lifetime by the participant. Whether and under what circumstances an option may be exercised after the participant’s death, retirement, disability or other termination of employment are specified in the award agreement. The award agreement also specifies the means of payment that will be permitted. Among the forms of payment that may be permitted under the Incentive Plan are cash, surrender of shares the optionee holds, by requesting that the Company withhold shares otherwise issuable upon exercise of the option, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or any combination of the foregoing, provided that for Participants that are residents of, or employed in Canada, the option exercise price may only be paid in cash or check payable to the Company.

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Stock Appreciation Right or SARs. The Incentive Plan provides for the grant of SARs which give the participant the right to receive the appreciated value in the Common Stock when the SAR vests and the participant exercises it. The Incentive Plan also provides for the grant of SARs in connection with an option grant (“Tandem SAR”). The exercised SAR will generally be settled in Common Stock, but the award agreement may permit the participant to choose to receive cash instead. The Compensation Committee may also elect to settle the SAR in stock or in cash and shall provide in the award agreement that the SAR shall have a minimum vesting period of one year from the grant date. No dividends or dividend equivalent rights may be granted with respect to SARs.

Restricted Stock and RSUs. The Compensation Committee may grant awards of restricted stock and RSUs under the Incentive Plan. The number of shares of Common Stock, subject to a restricted stock award, the number of shares equivalent to an RSU award and the performance measures (if any) and restriction period applicable to a restricted stock award or RSUs will be determined by the Compensation Committee. The award agreement covering a restricted stock award or RSUs will generally provide for: (i) a requirement that participants pay a stipulated purchase price for each share of restricted stock or RSU; (ii) restrictions based on achievement of specific performance goals, if any; (iii) time-based restrictions on vesting which shall not be less than one year from the grant date; (iv) holding requirements; and/or (v) resale restrictions. The holder of a restricted stock award will generally have all rights as a stockholder of the Company, including voting rights and may receive the right to receive dividends, provided that no dividends shall be paid on any unvested shares of restricted stock until all restrictions lapse. If the Compensation Committee determines to provide for the payment of dividends on restricted stock, such dividends must be held by the Company and paid to the participant upon the vesting of the restricted stock. Participants awarded RSUs may, in the discretion of the Compensation Committee, receive dividend equivalent units provided that no dividend equivalents may be paid until the underlying award vests.

Restricted stock may not be granted to Canadian taxpayers (as defined in the Incentive Plan) under the Incentive Plan and any RSUs granted to Canadian taxpayers may only be paid in shares of Common Stock. Canadian taxpayers may elect deferred payment of RSUs awarded under the Incentive Plan.

Performance Shares and Performance Units. The Compensation Committee may grant performance shares and performance units under the Incentive Plan which can be earned at the end of an established performance period if certain performance metrics are met. The number of performance shares or performance units subject to such awards will be determined by the Compensation Committee. The agreement relating to an award of performance shares or performance units will generally provide for the expiration date, length of the performance period, any performance metrics, the vesting provisions of such awards which shall not be less than one year from the grant date, and other provisions determined by the Compensation Committee. The award agreement will also specify whether such awards may be settled in shares of Common Stock, cash, or a combination of both. Awards of performance shares and performance units are not entitled to dividends, but the Compensation Committee may provide in the award agreement that the holder of any performance shares or performance units will be entitled to dividend equivalents at the time of payout of a performance share or performance unit award.

Other Stock-Based Awards. The Compensation Committee may grant other equity-based or equity-related awards, including unrestricted shares of Common Stock on such terms and conditions as determined by the Compensation Committee, provided that no dividends or dividend equivalents are payable on awards during the restricted period, and such awards shall have a minimum vesting period of one year from the grant date. Such awards may be made on a stand-alone basis or in tandem with other awards under the Incentive Plan and may be payable in shares of Common Stock or cash as determined by the Compensation Committee and set forth in the award agreement. Such award agreement evidencing the other stock-based award shall set forth the material terms and conditions of the award, including vesting provisions, any restricted period or restrictions and whether the holder is entitled to dividends or dividend equivalents upon the conclusion of the restricted period and such other provision as the Compensation Committee shall determine.

Employment or Service Termination. All of the terms relating to the vesting, exercise, cancellation or other disposition of awards granted under the Incentive Plan upon the holder’s termination of employment or separation from service to the Company, whether because of disability, retirement, death, or other termination will generally be determined by the Compensation Committee; provided that, the vesting period of awards granted under the Incentive Plan may not be reduced to less one year from the grant date, except in the event of death or disability of the participant. The determination will generally be made at the time of grant the award and will be specified in the applicable award agreement.

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Transferability of Plan Awards/No Hedging or Pledging. Unless otherwise specified in an award agreement, no award will be transferable other than by will or the laws of descent and distribution. In general, except as provided in the preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered, hedged or otherwise disposed of (whether by operation of law or otherwise). Notwithstanding the foregoing, the Compensation Committee may permit in its sole discretion, a participant to transfer any award to any person or entity that the Compensation Committee so determines; however, under no circumstances will the Compensation Committee provide that a participant be permitted to transfer an award to a third-party financial institution without prior stockholder approval.

Deferral of Awards. The Incentive Plan provides for the Compensation Committee’s ability to establish deferral programs to permit Participants selected by the Compensation Committee to defer receipt of consideration upon the exercise of an award under the Incentive Plan, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an award, subject to compliance with Section 409A of the Code. Notwithstanding the foregoing, Canadian taxpayers are permitted to defer the receipt of compensation to be received upon the vesting of RSUs.

Amendment, Modification, Minimum Vesting and Termination. The Board may amend the Incentive Plan as it deems advisable, subject to any requirement of stockholder approval required by applicable law, rule, or regulation, including Section 422 of the Code. Stockholder approval will be required for any amendment that would (i) increase the maximum number of shares of Common Stock available for issuance under the Incentive Plan, (ii) effect any change inconsistent with Section 409A of the Code, (iii) extend the term of the Incentive Plan, (iv) adjust, reduce or modify the exercise price, whether through amendment exchange, surrender, cancellation, repurchase or other method or cancel for another award or cash or subject to a buyout in order to reduce the exercise price, (v) extend the term of an award granted under the Incentive Plan (vi) remove or exceed non-employee director limits imposed under the Incentive Plan, or (vii) be required by applicable law or regulations, including but not limited to applicable rules of the principal securities exchange where the Company’s stock is traded. No amendment may impair the rights of a holder of an outstanding award without the consent of the holder. The Board may terminate the Incentive Plan. Termination of the Incentive Plan may not affect the terms or conditions of any award granted prior to termination.

Minimum Vesting Requirements. No awards granted under the Plan shall vest in less than one year from the grant date except for: (i) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting, (ii) vested shares delivered in lieu of fully vested cash compensation; (iii) substitute awards granted in connection with an acquisition, and (iv) any additional awards that the Compensation Committee may grant, up to a maximum of five percent of the available share reserve authorized. In addition, notwithstanding the foregoing, the Compensation Committee has the ability to grant awards that contain rights to accelerated vesting on a termination of employment or service or in the event of a change in control as provided in the Incentive Plan.

Adjustments. In the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization, or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the Compensation Committee will appropriately adjust (i) the number and class of securities available for issuance under the Incentive Plan, (ii) the number and class of securities subject to each outstanding award, (iii) the exercise price of each outstanding option or SAR, (iv) the performance goals and the lengths of performance periods, and (v) the number of shares that may be granted to non-employee directors.

Change in Control. If a change in control, as defined in the Incentive Plan, occurs, the Compensation Committee may, but will not be required to, make adjustments to or take other actions with respect to outstanding awards as it deems appropriate, to the extent permitted under Section 409A of the Code, including: (i) electing that each outstanding award be settled, with the holder to receive a payment of cash or securities of equal value, as determined by the Compensation Committee, (ii) providing for the assumption of and issuance of substitute awards which will preserve the applicable terms of the previously granted awards, (iii) modifying the terms of awards to add events or conditions (including termination of employment within a specific period after the change in control) upon which the vesting of such awards or lapse of restrictions will accelerate, or (iv) providing for the acceleration of vesting of options or SARs for a specified period prior to the change in control, on the terms and conditions set forth in the Incentive Plan.

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Summary of U.S. Federal Income Tax Consequences of Participating in the Incentive Plan

The following is a general description of the United States federal income tax consequences to participants who are U.S. citizens or residents, and the Company relating to options, SARs, restricted stock, RSUs and other awards that may be granted under the Incentive Plan. The Incentive Plan is not qualified under Section 401(a) of the Code. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Incentive Plan, nor does it cover state, local, or non-U.S. taxes. Interested parties should consult their own advisers as to specific tax consequences, including the application and effect of foreign, state and local tax laws.

Non-qualified Stock Options. A participant generally will not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of a non-qualified stock option. When the option is exercised, the participant will recognize ordinary income equal to the difference, if any, between the aggregate exercise price paid and the fair market value, as of the date the option is exercised, of the shares received. The participant’s tax basis in shares acquired upon exercise will equal the exercise price paid plus the amount recognized by the participant as ordinary income. The Company will generally be entitled to a federal income tax deduction (which may be limited by the deductibility limit on compensation in excess of $1,000,000 that is paid in any one year to any “covered employee,” as set forth in Section 162(m) of the Code), in the tax year in which the option is exercised, equal to the ordinary income recognized by the participant as described above. If the participant holds shares acquired through exercise of a non-qualified stock option for more than one year after the exercise of the option, the capital gain or loss realized upon the sale of those shares will be a long-term capital gain or loss. The participant’s holding period for shares acquired upon the exercise of an option will begin on the date of exercise.

Incentive Stock Options. A participant generally will not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of an incentive stock option. If the option is exercised during employment, or within three months thereafter (or one year in the case of a permanently and totally disabled employee), the participant will generally not recognize any income and the Company will not be entitled to a deduction. However, the excess of the fair market value of the shares on the date of exercise over the exercise price generally is included in computing the participant’s alternative minimum taxable income.

Generally, if the participant disposes of shares acquired by exercise of an incentive stock option within either two years after the date of grant or one year after the date of exercise, the participant will recognize ordinary income, and the Company will be entitled to a deduction (which may be limited by Section 162(m) of the Code), equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the participant. If shares are disposed of after the two-year and one-year periods described above expire, the Company will not be entitled to any deduction, and the entire gain or loss for the participant will be treated as a long-term capital gain or loss.

Stock Appreciation Rights. A participant generally will not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of a SAR. When the SAR is exercised, the participant will recognize ordinary income equal to the difference between the aggregate grant price and the fair market value of the Common Stock, as of the date the SAR is exercised. The participant’s tax basis in shares acquired upon exercise of a stock-settled SAR will equal the amount recognized by the participant as ordinary income. The Company will generally be entitled to a federal income tax deduction (which may be limited by Section 162(m) of the Code), in the tax year in which the SAR is exercised, equal to the ordinary income recognized by the participant as described above. If the participant holds shares acquired through exercise of a stock-settled SAR for more than one year after the exercise of the SAR, the capital gain or loss realized upon the sale of those shares will be a long-term capital gain or loss. The participant’s holding period for shares acquired upon the exercise of a stock-settled SAR will begin on the date of exercise.

Restricted Stock. Except as described below, a participant generally will not recognize income, and the Company will not be entitled to a deduction from income, at the time of the grant of an award of restricted stock. Instead, the participant will recognize income equal to the fair market value of the shares over the purchase price (if any) at the time the restrictions lapse.

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If a participant makes an election pursuant to Section 83(b) of the Code within 30 days of a grant of restricted stock, the participant will recognize ordinary income at the time of grant in an amount equal to the difference between the fair market value of the restricted shares on the grant date and the amount, if any, paid for such restricted shares. If the participant makes such an election, he or she will not recognize any further income with respect to such shares solely as a result of a later lapse of the restrictions.

If a participant holds the restricted stock as a capital asset after the earlier of either (i) the vesting of such restricted stock or (ii) the making of a timely Section 83(b) election with respect to such restricted stock, any subsequent gain or loss will be taxable as long-term or short-term capital gain or loss, depending upon the holding period. For this purpose, the basis in the restricted stock generally will be equal to the sum of the amount (if any) paid for the restricted stock and the amount included in ordinary income as a result of the vesting event or Section 83(b) election, as applicable; provided, however, that, if a participant forfeits restricted stock with respect to which a Section 83(b) election was made prior to vesting, the participant’s capital loss is limited to the amount (if any) paid for such restricted stock. In general, at the time a participant recognizes ordinary income with respect to the restricted stock, the Company will be entitled to a deduction (which may be limited by Section 162(m) of the Code) in an amount equal to the ordinary income recognized by the participant.

Taxation of RSUs, Performance Shares, Performance Units and Dividend Equivalents. In general, a participant will not incur any tax upon the grant of either RSUs, performance shares or performance units. However, when the restrictions lapse, the participant will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of any shares received. The participant will generally recognize ordinary income on any dividend equivalents at the time of payment. In each of the foregoing cases, the Company will generally have (at the time the participant recognizes income) a corresponding deduction (which may be limited by Section 162(m) of the Code).

Taxation of Other Stock-Based Awards. Other stock-based awards may be granted under the Incentive Plan. Since the amount, character and timing of income recognized in connection with such awards will vary depending upon the specific terms and conditions of such awards, no information regarding the tax consequences of the receipt of such awards may be provided at this time.

Tax Withholding. The obligations of the Company under the Incentive Plan will be conditioned upon proper arrangements being in place with participants in the Incentive Plan for the payment of withholding tax obligations. Unless otherwise determined by the Compensation Committee, withholding tax obligations may be settled with shares of Common Stock, including shares that are part of the award that gives rise to the withholding obligation.

Section 409A of the Code

Certain types of awards under the Incentive Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. If an award constitutes deferred compensation and certain requirements set forth in Section 409A of the Code are not satisfied, participants may have to include in income an amount determined in accordance with Section 409A of the Code and pay an additional 20% tax on the amount and possibly interest penalties Any reference to Section 409A will also include any regulations, or any other guidance, promulgated with respect to such section by the U.S. Department of Treasury or the Internal Revenue Service.

THE DISCUSSION OF TAX CONSEQUENCES ABOVE DOES NOT ADDRESS TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME.

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Accounting Treatment

Under U.S. generally accepted accounting principles, the Company is required to recognize compensation expense in its financial statements over the requisite service period or performance period based on the grant date fair value of options and other equity-based compensation (such as restricted stock awards and RSUs).

Equity Compensation Plan Information Table

The following table sets forth information, as of December 31, 2024, relating to our equity compensation plans pursuant to which equity awards are authorized for issuance.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)		Weighted-average exercise price of outstanding options, warrants, and rights (b) (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Approved by security holders(2)	713,339	$	N/A	966,926
Not approved by security holders	—		N/A	—
Total	713,339	$	N/A	966,926

(1)	There were no options, warrants or other rights outstanding as of December 31, 2024. Therefore, the weighted-average exercise price is not applicable.

(2)	All shares were approved by security holders.

New Plan Benefits

A new plan benefits table for the Incentive Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Incentive Plan if it was then in effect, as described in the SEC proxy rules, are not provided because no equity awards have been made under the Incentive Plan to date and awards are made at the Compensation Committee’s discretion, subject to the terms and conditions of the Incentive Plan. Therefore, the benefits and amounts that will be received or allocated under the Incentive Plan are not determinable at this time.

The following table reflects the equity awards that were granted under the 2020 Plan to our NEOs and all other eligible employees and directors during the last completed fiscal year:

Name and Position	Number of Shares Subject to Stock Awards Granted (#)	Dollar Value of Stock Awards Granted (1) ($)
Diane R. Garrett, Ph.D., President and Chief Executive Officer	60,000	$200,400
Stanton K. Rideout, Executive Vice President, Chief Financial Officer	50,000	$167,000
Rebecca A. Jennings, Senior Vice President, General Counsel	40,000	$133,600
David B. Thomas, Senior Vice President, General Manager	40,000	$133,600
All Current Executive Officers as a Group	190,000	$634,600
All Current Directors who are Not Executive Officers as a Group	148,203	$494998
All Employees, including all Current Officers who are not Executive Officers, as a Group	97,000	$323980

(1) Represents the grant date fair value of the applicable awards, computed under FASB ASC Topic 718.

Vote Required for Approval

Adoption of Proposal No. 2 requires an affirmative vote of a majority of the shares of common stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting on Proposal No. 2. Abstentions will be counted toward the quorum and will have the same effect as a vote “AGAINST” Proposal No. 2. Broker non-votes will not be counted as votes cast on this proposal and, therefore, will have no effect on the outcome of the vote.

Recommendation

The Board recommends that stockholders vote “FOR” the approval of the Incentive Plan.

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PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the Audit Committee’s selection of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2025, our Audit Committee may reconsider the selection of Baker Tilly as our independent registered public accounting firm.

A representative of Baker Tilly is currently expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from stockholders.

REPORT OF THE AUDIT COMMITTEE

This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The principal purpose of the Audit Committee is to oversee the Company’s accounting and financial reporting process and the audit of the Company’s financial statements. The Audit Committee assists the Board in its oversight of (i) the integrity of our accounting and financial reporting processes and the audits of our financial statements; (ii) our system of disclosure controls and internal controls over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent auditor; (v) the performance of our independent auditor; and (vi) the business practices and ethical standards of the Company. The Audit Committee is responsible for the appointment, compensation, retention, and oversight of work of the Company’s independent auditor. The Audit Committee’s function is more fully described in its charter.

Our management is responsible for the preparation, presentation, and integrity of our financial statements, for the appropriateness of the accounting principles and reporting policies that we use and for establishing and maintaining adequate internal control over financial reporting. Moss Adams LLP*, our independent registered public accounting firm for the year ended December 31, 2024, was responsible for performing an independent audit of our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee has reviewed and discussed with management our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

The Audit Committee has also reviewed and discussed with Moss Adams LLP the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024. In addition, the Audit Committee discussed with Moss Adams LLP those matters required to be discussed under applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, Moss Adams LLP provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Moss Adams LLP’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with Moss Adams LLP its independence from the Company.

Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

By the Audit Committee,

Marni Wieshofer (Chair)
Sean D. Goodman
David Naccarati

*	On June 3, 2025, the Company was notified that Moss Adams LLP (“Moss Adams”), the Company’s independent registered public accounting firm, merged with Baker Tilly US, LLP, effective on June 3, 2025. The combined audit practices operate as Baker Tilly US, LLP. In connection with the notification of the merger, Moss Adams resigned as the Company’s auditors and the Audit Committee approved the appointment of Baker Tilly US, LLP, as the successor to Moss Adams, as the Company’s independent registered public accounting firm.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FEES

The following table shows fees billed for audit and other services provided by the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2024 and 2023.

On June 3, 2025, the Company was notified that Moss Adams LLP (“Moss Adams”), the Company’s independent registered public accounting firm, merged with Baker Tilly, effective on June 3, 2025. The combined audit practices operate as Baker Tilly. In connection with the notification of the merger, Moss Adams resigned as the Company’s auditors and the Audit Committee approved the appointment of Baker Tilly, as the successor to Moss Adams, as the Company’s independent registered public accounting firm.

	Year Ended December 31,
	2024	2023
Audit Fees	$334,425	$247,984
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	1,934	-
Total:	$336,359	$247,984

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and other services normally provided in connection with regulatory filings. Audit fees include aggregate fees billed by Moss Adams for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Quarterly Reports on Form 10-Q for the respective periods and other required filings with the SEC, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Moss Adams for consultations concerning financial accounting and reporting standards during the years ended December 31, 2024 or 2023.

Tax Fees. We did not pay Moss Adams for tax planning and tax advice for the years ended December 31, 2024 or 2023.

All Other Fees. During the year ended December 31, 2024, all other fees consisted of tax related services. We did not pay Moss Adams any other fees during the year ended December 31, 2023.

Pre-Approval Policy

Our Audit Committee charter delegates sole authority to approve all audit engagement fees and terms to the Audit Committee. The Audit Committee, or a member of the Audit Committee, must pre-approve any non-audit service provided to the Company by the Company’s independent auditor or other registered public accounting firm. During the year ended December 31, 2024, the Audit Committee approved the audit engagement fees and terms for Moss Adams and pre-approved all non-audit fees.

Vote Required

The ratification of the appointment of Baker Tilly requires the affirmative vote of the majority of the votes cast by the stockholders present in person (virtually) or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will not affect this proposal, assuming that a quorum is present. Brokers have discretion to vote any uninstructed shares of common stock over the ratification of appointment of independent public registered accounting firms.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2025.

51

OTHER MATTERS

Submission of Stockholder Proposals for the 2026 Annual Meeting

For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to the stockholders at its 2026 annual meeting of stockholders (the “2026 Annual Meeting”), it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and its bylaws. Such proposals must be received by the Company, c/o Corporate Secretary, at its mailing address at PO Box 3030, Winnemucca, NV 89446 no later than June 29, 2026. However, if the date of the 2026 Annual Meeting changes by more than 30 days from the date of the 2025 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials relating to the 2026 Annual Meeting.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. To be timely, a stockholder’s nomination or proposal must be delivered to our principal executive offices not later than the close of business on the 90th nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. Our bylaws contain additional provisions regarding the content requirements of any such permitted stockholder business and/or director nomination notices. The notice must include the information required by our bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act, including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly.

Accordingly, for our 2026 Annual Meeting, assuming the meeting is held on or about December 29, 2026, notice of a nomination or proposal must be delivered to us no later than September 30, 2026, and no earlier than August 31, 2026. Nominations and proposals also must satisfy other requirements set forth in our bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact the Company at PO Box 3030, Winnemucca, NV 89446, Attn: Investor Relations Department, to inform the Company of his or her request; or

●	If a bank, broker, or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

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Where You Can Find More Information

We file annual and quarterly reports, proxy statements, and other information with the SEC as required by the Exchange Act. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Hycroft Mining Holding Corporation, PO Box 3030, Winnemucca, NV 89446, Attn: Investor Relations Department.

By order of the Board of Directors,

Diane R. Garrett, Ph.D.
President, Chief Executive Officer, and Director

53

ANNEX A

Hycroft Mining Holding Corporation

2025 PERFORMANCE AND INCENTIVE PAY PLAN

1. PURPOSE OF PLAN

The Hycroft Mining Holding Corporation (the “Corporation”)has adopted this Plan to promote the interests of the Corporation, its Affiliated Entities and its stockholders by using stock-based incentives to attract, retain and motivate its management and other persons, including officers, Directors, key employees and certain Consultants, to encourage and reward such persons’ contributions to the performance of the Corporation, to promote ownership of the Corporation’s equity. and to align their interests with the interests of the Corporation’s stockholders.

2. DEFINITIONS

Capitalized terms used in the Plan and not otherwise defined shall have the meanings set forth below:

“Affiliated Entity” means any corporation or other entity controlled by the Corporation and designated by the Committee or Board as such.

“Award” or “Awards,” except where referring to a particular category or grant under the Plan, means awards granted pursuant to the Plan and shall include Restricted Stock, Restricted Stock Units, Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Performance Shares, Performance Units, and Other Stock-Based Awards.

“Award Agreement” means either one of the following, in such form as the Committee shall from time to time approve: (i) an agreement entered into by the Corporation and a Participant setting forth the terms and provisions applicable to an Award; or (ii) a written or electronic statement issued by the Corporation to a Participant describing the terms and provisions of an Award. The Committee may provide for the use of non-paper Award Agreement(s) and acceptance and other actions related thereto that involve the use of electronic, internet, intranet or other non-paper means.

“Board” or “Board of Directors” means the board of directors of the Corporation.

“Canadian Taxpayer” means (i) a Participant who is a resident of Canada for purposes of the Tax Act or (ii) a Participant who has exercised employment duties in Canada and whose Award is subject to tax under the Tax Act.

A-1

“Cause” shall mean, with respect to any Participant, (i) any material breach of any agreement or contract with the Corporation, any Subsidiary of the Corporation or an Affiliated Entity, including any restrictive covenant set forth therein, that, if curable, remains uncured for thirty (30) days following written notice from the Corporation; (ii) any act of dishonesty, fraud, theft, embezzlement, fraud or misappropriation of funds with respect to the Corporation, any Subsidiary of the Corporation or an Affiliated Entity (including acceptance of any bribes or kickbacks or other acts of self-dealing); (iii) the conviction, plea of guilty or no contest or commission of a felony or a crime involving fraud, dishonesty, moral turpitude; (iv) any intentional, grossly negligent or unlawful misconduct or other willful act or omission that causes material harm to the standing, finances, business or reputation of the Corporation, any Subsidiary of the Corporation or an Affiliated Entity; (v) such Participant’s repeated failure to perform his or her duties to, or to comply with lawful directives, rules or policies, of the Corporation, any Subsidiary of the Corporation or an Affiliated Entity (other than failure resulting from incapacity due to mental or physical illness or injury or from any authorized time off or leave) or substantive abuse in the workplace; (vi) the violation of any law or regulation including those regarding employment discrimination or sexual harassment; (vii) the unauthorized dissemination of Confidential Information of the Corporation or any Subsidiary of the Corporation; (viii) any material misrepresentation or materially misleading omission in any resume or other information regarding such Participant (including such Participant’s work experience, academic credentials, professional affiliations or absence of criminal record) provided by or on behalf of such Participant when applying for employment with the Corporation, any Subsidiary of the Corporation or an Affiliated Entity; (ix) the Participant’s repeated and consistent underperformance based on formal feedback and following the provision of an opportunity to cure; (x) the Participant’s insubordination and/or breach of Corporation ethics; or (xi) the Participant’s refusal or failure to perform specific directives of the Board or any officer or employee to whom such Participant reports to the extent that such directives are lawful and consistent with the scope and nature of the Participant’s duties and responsibilities as an employee or contractor of the Corporation. A Participant’s employment or engagement with the Corporation also shall be deemed terminated for Cause if the Participant resigns from the Corporation and the Board or the Committee determines in good faith, either before, at the time of, or after such termination, that one or more of the events described above existed as of the time of such resignation. Notwithstanding the foregoing, if the Participant and the Corporation or the Affiliated Entity have entered into an employment or services agreement that defines the term “Cause” (or-e a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of the Plan.

A-2

“Change in Control” shall mean the occurrence of any of the following events, each of which shall be determined independently of the others:

(i)	any Person (as defined herein) becomes a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) directly or indirectly, of at least 30% of the outstanding stock of the Corporation entitled to vote in the election of directors of the Corporation, provided that the event described in this paragraph (i) will not be deemed to be a Change in Control by virtue of the ownership or acquisition of Corporation stock :(A) by the Corporation or any Subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Subsidiary, or (C) by any underwriter temporarily holding securities pursuant to an offering of such securities for the Corporation. For purposes of this definition, the term “Person” is as defined in Section 3(a)(9) of the Exchange Act and used as such term is used in Sections 13(d) and 14(d) of the Exchange Act;
(ii)	the individuals who are Continuing Directors (as hereinafter defined) of the Corporation cease to constitute a majority of the members of the Board of Directors. For purposes of this definition, “Continuing Directors” shall mean the members of the Board on the Effective Date, provided that any person becoming a member of the Board of Directors subsequent to the Effective Date whose election or nomination for election was supported by at least a majority of the directors who then comprised the Continuing Directors shall be considered to be a Continuing Director;
(iii)	the stockholders of the Corporation adopt and consummate a plan of complete or substantial liquidation or an agreement providing for the distribution of all or substantially all of the assets of the Corporation;
(iv)	the Corporation is a party to a merger, consolidation, amalgamation, plan of arrangement, other form of business combination or a sale of all or substantially all of its assets, with an unaffiliated third party, unless the business of the Corporation following consummation of such merger, consolidation, amalgamation, plan of arrangement or other business combination is continued following any such transaction by a resulting entity (which may be, but need not be, the Corporation) and the stockholders of the Corporation immediately prior to such transaction hold, directly or indirectly, at least 50% of the voting power of the resulting entity; provided, however, that a merger, consolidation, amalgamation, plan of arrangement or other business combination effected to implement a recapitalization of the Corporation (or similar transaction) shall not constitute a Change in Control; or
(v)	there is a change in control of the Corporation of a nature that is reported in response to item 5.01 of Current Report on Form 8-K or any similar item, schedule or form under the Exchange Act, as in effect at the time of the change, whether or not the Corporation, is then subject to such reporting requirements.

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“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee consisting of two or more members of the Board, each of who shall meet the requirements for (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “independent director” under the rules of the NASDAQ Stock Market or any other exchange or national market system listing the Corporation’s Common Stock, and any other required independence standards.

“Common Stock” means the Class A common stock, par value $0.0001 per share, of the Corporation.

“Confidential Information” means material nonpublic proprietary information regarding the Corporation or its Subsidiaries or Affiliated Entities, including but not limited to intellectual property, financial data, forecasts or budgets, business and marketing plans, operations details or proposals, reports or other documents containing proprietary information regarding the Corporation, its business prospects or operations.

“Corporation” or “Hycroft” means Hycroft Mining Holding Corporation, a Delaware corporation.

“Consultant” means any consultant or advisor if:

(a)	the consultant or advisor renders bona fide services to the Corporation or any Affiliated Entity;
(b)	the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Corporation’s securities; and
(c)	the consultant or advisor is a natural person who has contracted directly with the Corporation, any Subsidiary of the Corporation or an Affiliated Entity to render such services under a written contract.

A-4

“Director” means a member of the Board of Directors who is not an Employee (including any director who has retired as an Employe

“Effective Date” means the date that stockholders approve the Plan.

“Eligible Person” means any Employee, Director or Consultant of the Corporation, Subsidiary of the Corporation, or of any Affiliated Entity.

“Employee” means any officer or other employee of the Corporation, any Subsidiary of the Corporation or any Affiliated Entity.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exercise Price” means the price at which the shares of Common Stock underlying an Option or SAR may be purchased upon exercise thereof.

“Expiration Date” means the tenth (10th) anniversary of the Effective Date.

“Fair Market Value” means, as applied to a specific date, the price of a share of HYMC Class Common A Stock that is based on closing price of a share of HYMC Class Common A Stock reported on the Nasdaq Stock Market or any other established stock exchange or national market system on which the Corporation’s Common Stock is traded on the applicable grant date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Compensation Committee in its discretion. Unless the Compensation Committee determines otherwise or unless otherwise specified in an award agreement, Fair Market Value shall be deemed to be equal to the closing price of a share of HYMC Class Common A Stock on the grant date and if such date is not a trading date, the most recent date on which shares of HYMC Class Common A Stock were publicly traded. Notwithstanding the foregoing, if the HYMC Class Common A Stock is not traded on any established stock exchange or national market system, the Fair Market Value means the price of a share of HYMC Class Common A Stock as established by the Compensation Committee acting in good faith based on a reasonable valuation method that is consistent with the requirements of Section 409A of the Code and the regulations thereunder.

“Incentive Stock Option” or “ISO” means a Stock Option that qualifies as an incentive stock option under Section 422 of the Code.

“Non-Employee Director” means a director defined in Rule 16b-3 under the Exchange Act.

“Non-qualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

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“Option” or “Stock Option” means a right to purchase Common Stock granted under Article 8 to an Eligible Person.

“Other Stock-Based Award” means an equity-based or equity-related Award of a type other than those described in Articles 7 — 10, and which is granted pursuant to Article 11.

“Participant” means any Eligible Person who has received an Award under the Plan or such Eligible Person’s successor in interest.

“Performance Period” means the period of time during which performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award

“Performance Share” means an Award granted to a Participant pursuant to Article 10, denominated in shares of Common Stock, the value of which at the time it is payable is determined based on actual results of the corresponding performance criteria.

“Performance Unit” means an Award granted to a Participant pursuant to Article 10, denominated in units, the value of which at the time it is payable is determined based on actual results of the corresponding performance criteria.

“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units (or other types of Awards as may be applicable) are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or on the occurrence of other events as determined by the Committee, in its discretion), as provided in the Plan and/or the applicable Award Agreement.

“Permanent Disability” shall mean that the Participant becomes physically or mentally incapacitated or disabled so that the Participant is unable to perform substantially the same services as the Participant performed prior to incurring such incapacity or disability (the Corporation, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Corporation and the Participant), and such incapacity or disability continues for a period of three consecutive months or any six months in any 12-month period or such other period(s) as may be determined by the Committee with respect to any Award; provided, however, that if the Participant and the Corporation or the Affiliated Entity have entered into an employment or services agreement which defines the term “Permanent Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant is subject to a Permanent Disability for purposes of the Plan. Notwithstanding the foregoing, (i) for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 12.2.1 hereof, “Permanent Disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code and (ii) for purposes of an Award subject to Section 409A, “Permanent Disability” shall mean “disabled” as set forth in Section 409A(a)(2)(C) of the Code.

A-6

“Plan” means this 2025 Performance and Incentive Pay Plan of the Corporation, as amended, supplemented or restated from time to time.

“Prior Plan” means the Hycroft Mining Holding Company 2020 Performance and Incentive Pay Plan.

“Prior Plan Award” means an award outstanding under the Prior Plan as of the Effective Date.

“Reorganization” means any merger, consolidation, sale or other disposition of all or substantially all of the assets of the Corporation or other reorganization.

“Restricted Stock” means Common Stock granted under the Plan which is subject to certain restrictions and to a risk of forfeiture.

“Restricted Stock Unit” means a right granted under the Plan to receive Common Stock, cash or a combination thereof at the end of a specified period (except that Canadian Taxpayers may only receive Common Stock), which is subject to certain restrictions and to a risk of forfeiture.

“Section 409A” means Section 409A of the Code.

“Separation from Service” means separation from service as defined in Section 1.409A-1(h) of the Regulations.

‘Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Significant Stockholder” is a person who, at the time an Award is granted to such person under the Plan, owns more than 10% of the combined voting power of all classes of stock of the Corporation or of any Affiliated Entity (after application of the attribution rules set forth in Treas. Reg. § 1.424-1(d)).

“Stock Appreciation Right” or “SAR” means a right of the type described in Article 9.

“Subsidiary” means any subsidiary corporation as defined in Section 424(f) of the Code.

“Tax Act” means the Income Tax Act (Canada).

3. EFFECTIVE DATE AND TERM OF PLAN

3.1. Term of Plan; Amendment and Restatement. This Plan became effective as of the Effective Date and all Awards shall be governed by the Plan, as amended from time to time in accordance with Article 17. This Plan shall continue in effect until the Expiration Date, at which time the Plan shall automatically terminate.

A-7

3.2. Effect on Awards. Awards may be granted during the term of the Plan. No Awards may be granted after the expiration of the Plan term. Notwithstanding the foregoing, each Award properly granted under the Plan during the Plan term shall remain in effect after termination of the Plan until such Award has been exercised, terminated or expired, as applicable, in accordance with its terms and the terms of the Plan.

3.3. Stockholder Approval. This Plan will be submitted for approval by the Corporation’s stockholders no later than the next annual or special meeting of stockholders following the adoption of the Plan by the Board.

4. SHARES SUBJECT TO THE PLAN, AWARD AGREEMENTS AND MAXIMUM AWARDS

4.1. Number of Shares Available for Awards.

 4.1.1. Share Authorization. Subject to adjustment as provided in Section 4.3, the maximum number of shares of Common Stock available for issuance to Participants under the Plan on or after the Effective Date (the “Share Authorization”) shall be 3,500,000 shares, which may be issued entirely through Incentive Stock Options or through a combination of any one or more of the forms of Awards permitted under the Plan, plus any shares of Common Stock which as of the Effective Date are available for issuance under the Prior Plan, or are subject to Prior Plan Awards which become available for future grants of Awards under the Plan following the Effective Date pursuant to forfeiture, expiration or termination provision contained in the first sentence of Section 4.1.2 . The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

 4.1.2. Shares Available for Future Grant. Shares of Common Stock covered by an Award shall only be counted against the Share Authorization to the extent they are actually issued, provided, that, if any shares of Common Stock subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of shares of Common Stock subject to such Award, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to such Award (including on payment in shares of Common Stock on exercise of a Stock Appreciation Right), such shares of Common Stock shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be available again for grant under the Plan. In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Corporation, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Corporation, then in each such case the shares of Common Stock so tendered or withheld shall be added to the shares of Common Stock and available again for grant under the Plan for Awards other than Incentive Stock Options. Shares issued or transferred pursuant to an Award granted in substitution for outstanding Awards, or in connection with assumed Awards, previously granted by a company or other entity acquired by the Corporation or with which the Corporation combines, shall not count against the limits in this Section 4.1. hereof.

A-8

4.1.3. Limit on Incentive Stock Options. The aggregate maximum number of shares of Common Stock that may be subject to Awards of ISOs granted under the Plan shall be 3,500,000.

4.2. Awards to Non-Employee Directors. In each calendar year during any part of which this Plan is in effect, a Non-Employee Director may not receive Awards for such individual’s service on the Board that, taken together with any cash fees paid to such Non-Employee Director during such calendar year for such individual’s service on the Board, have a value in excess of $750,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that (a) the Committee may make exceptions to this limit, except that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous decisions involving compensation for Non-Employee Directors, and (b) for any calendar year in which a Non-Employee Director (i) first commences service on the Board, (ii) serves on a special committee of the Board, or (iii) serves as lead director or non-executive chair of the Board, such limit shall be increased to $1,000,000; provided, further, that the limit set forth in this Section 4.4 shall be applied without regard to Awards or other compensation, if any, provided to a Non-Employee Director during any period in which such individual was an employee of the Corporation or any Subsidiary or Affiliated Entity or was otherwise providing services to the Corporation or to any Subsidiary or Affiliated Entity other than in the capacity as a Non-Employee Director.

4.3. Adjustments in Authorized Shares. If the number of outstanding shares of Common Stock is increased or decreased through a Reorganization, recapitalization, reclassification or other exchange of shares, spin off, split off, stock dividend, stock split, reverse stock split or other similar transaction or change in corporate structure or shares of Common Stock, an appropriate and proportionate adjustment shall be made by the Committee, in its sole discretion in: (i) the number of shares of Common Stock included in the Share Authorization in Section 4.1.1 and the share limitation in Sections 4.1.3; (ii) the number of shares of Common Stock that may be issued under outstanding Awards; and (iii) the Award limits specified in Section 4.2. Subject to Section 17.1, in the event that the shares of Common Stock are changed into or exchanged for different kinds of shares or other securities of the Corporation through transactions of the type referenced above, or in the event of an extraordinary cash dividend, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan and in order to preserve the intended benefits of the Plan, may substitute or adjust, as applicable, the number and kind of shares or other securities that may be issued under the Plan or under particular forms of Awards, the number and kind of shares or securities subject to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

A-9

Subject to Section 17.1 and any applicable regulatory approval, the Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods, in order to preserve the intended benefits of the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. No amendment, modification, suspension or termination may impact the distribution of any Award that is subject to Section 409A, except as permitted by such Section.

4.4 Agreements Evidencing Awards. Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Participant. Unless otherwise provided herein, the Committee may grant Awards in tandem with or, subject to the requirements of Section 16 hereof, in substitution for or satisfaction of any other Award or Awards granted under the Plan or any award granted under any other plan of the Corporation or its Subsidiaries or Affiliated Entities. By accepting an Award pursuant to the Plan, a Participant thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

5. ADMINISTRATION

5.1. General. The Committee shall be responsible for administering the Plan, subject to this Article 5 and the other provisions of the Plan. The Committee may retain attorneys, consultants, accountants, or other advisors as it may deem desirable for the administration of the Plan. The Committee, the Corporation, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such advisors. The fees of any such advisors shall be paid by the Corporation. All actions taken and all interpretations and determinations made by the Committee shall be entitled to the maximum deference permittee by law and will be final, binding and conclusive on and non-appealable by the Participants, beneficiaries, the Corporation, any Subsidiary of the Corporation, any Affiliated Entity and all other interested individuals.

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5.2. Authority of the Committee. The Committee shall have full and, except as otherwise expressly provided in the Plan, exclusive power and discretion to exercise all powers granted to it and make all determinations under the Plan, including : (i) to construe, interpret and implement the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or entered into in connection with the Plan, interpret disputes facts related thereto , and to adopt or rescind such rules, regulations, forms, instruments, and guidelines for administering the Plan and its operations, as the Committee may deem necessary or appropriate; (ii) to select Participants to receive Awards under the Plan or recommend to the Board for approval any Award; (iii) to establish the terms and conditions of all Awards, including the terms and conditions to be set forth in Award Agreements; (iv) to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Corporation; and (v) subject to Article 17, to adopt modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the jurisdictions in which the Corporation and/or its Affiliated Entities operate or may operate.

5.3. Delegation. The Committee, in its sole discretion, may delegate the Committee’s authority and duties under the Plan among its members or, to the Chief Executive Officer of the Corporation, or to any other committee or administrative group within the Corporation, it its sole discretion and in any case to the extent permitted under applicable law, under such conditions and limitations as the Board or the Committee may from time to time establish, except that only the Committee may make any determinations regarding Awards to Participants who are subject to Section 16 of the Exchange Act. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.

Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

5.4. No Liability. No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to the Plan or any Award or any transaction arising under the Plan or any Award made in good faith, and shall be indemnified and held harmless by the Corporation to the maximum extent permitted by applicable law again and from:(i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such person in connection with or resulting from any action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith; and (ii) any and all amounts paid by such person, with the Corporation’s approval, in settlement thereof, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided that the Corporation will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Corporation gives notice of its intent to assume the defense, the Corporation will have sole control over such defense with counsel of the Corporation’s choice. The foregoing right of indemnification will not be available to a person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such person giving rise to the indemnification claim resulted from such person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which persons may be entitled under the Corporation’s governing documents, pursuant to any indemnification agreements between such person and the Corporation, as a matter of law, or otherwise, or any other power that the Corporation may have to indemnify such persons or hold them harmless.

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6. ELIGIBILITY

Only Eligible Persons shall be eligible to receive Awards under the Plan and may be selected from time to time to receive Awards by the Committee, in its sole and absolute discretion. Except as provided in the Plan or the Award Agreement to the contrary, no Participant (or other person having rights pursuant to an Award) will have any of the rights of a stockholder of the Corporation with respect to shares of Common Stock subject to an Award until the delivery of such Shares.

7. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1. Grant of Restricted Stock and Restricted Stock Units. The Committee may grant Restricted Stock Awards and/or Restricted Stock Units to any Eligible Persons on terms and conditions as the Committee may determine, except that a Restricted Stock Award may not be granted to an Eligible Person that is a Canadian Taxpayer.

7.2. Restricted Stock or Restricted Stock Unit Award Agreement. Each Award of Restricted Stock and/or Restricted Stock Units shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, the Period(s) of Restriction, the number of shares of Restricted Stock or the number of Restricted Stock Units granted, vesting terms (which can include, without limitation, time-based or performance-based terms) and such other provisions as the Committee shall determine in its discretion.

7.3. Other Restrictions. The Committee may impose such other conditions and/or restrictions on any shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, time-based restrictions, and/or restrictions under applicable laws, rules and regulations or under the requirements of any stock exchange or market upon which such shares of Common Stock are listed or traded, holding requirements or sale restrictions placed on the shares by the Corporation upon vesting of such shares of Restricted Stock or Restricted Stock Units, a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, and/or time-based restrictions on vesting.

Except as otherwise provided in this Article 7, and subject in all cases to the requirements of applicable laws, rules and regulations, shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, shares of Common Stock, or a combination of cash and shares of Common Stock as the Committee, in its sole discretion shall determine, except that Restricted Stock Units shall only be paid in shares of Common Stock to Canadian Taxpayers.

7.4. Certificate Retention or Legend. To the extent that a certificate is issued to evidence shares of Restricted Stock, the Committee may determine in its sole discretion that such certificate shall: (i) be retained by the Corporation until such time as all conditions and/or restrictions applicable to such shares have been satisfied or lapse; and/or (ii) bear a legend such as the following or as otherwise determined by the Committee in its discretion:

The sale or transfer of shares of Common Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Hycroft Mining Holding Corporation 2025 Performance and Incentive Pay Plan, and in the associated Award Agreement. A copy of such Plan and Award Agreement may be obtained from Hycroft Mining Holding Corporation.

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If and when the restricted period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

7.5. Voting and Other Rights. During the restricted period, a Participant who receives a grant of Restricted Stock will be the beneficial and record owner of such shares and each of the issued and outstanding shares of Restricted Stock shall at all times possess the same voting rights as all other issued and outstanding shares of Common Stock and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares.

A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder and will have on the rights of a general unsecured creditor of the Corporation with respect to such Restricted Stock Units until the delivery of shares of Common Stock or other consideration in settlement of the Restricted Stock Units, as provided in the Award Agreement

7.6. Dividends and Dividend Equivalents. The Committee may provide in the Award Agreement that outstanding shares of Restricted Stock shall be entitled to dividends if, as and when declared by the Board with respect to the Corporation’s shares of Common Stock on the same basis as all other issued and outstanding shares of Common Stock, provided that, during the restricted period such dividends shall be held by the Corporation and paid to the Participant only to the extent that the underlying shares of Restricted Stock vest. The Committee may, in its discretion, grant dividend equivalent rights with respect to any Restricted Stock Units entitling the Participant to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the shares of Common Stock covered by such Award if such shares had been delivered pursuant to such Award at the time of grant, provided that such dividend equivalents shall be held by the Corporation and paid to the Participant upon the vesting of the underlying Award. Upon the grant of a dividend equivalent right, the Participant will have only the rights of a general unsecured creditor of the Corporation until payment of such amounts is made as specified in the applicable Award Agreement. The terms and conditions of such dividend equivalent rights, including the rate per Restricted Stock Unit, timing of payment and other requirements, shall be established by the Committee in its discretion, including whether such payments will be made in cash shares or another form, or subject to the requirements of Article 16 of the Plan. Such dividend equivalent rights may be paid by crediting the Participant’s account with additional Restricted Stock Units, with the number of additional Restricted Stock Units determined by the Committee; provided, however, that if an Award under the Plan is subject to vesting based upon the achievement of certain performance goals, any dividend and dividend equivalents, if any, with respect to such Award shall be paid only upon and to the extent that the underlying Award vests.

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7.7. Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Corporation.

7.8. Deferred Payment Date. A Participant who is a Canadian Taxpayer may elect to set a deferred payment date with respect to any Restricted Stock Unit Award. To do so, such Participant must give the Committee written notice of the deferred payment date not later than sixty (60) days prior to the expiration of the Period of Restriction. A Participant shall not be permitted to give or change any such notice after the day which is sixty (60) days prior to the expiration of the Period of Restriction. Except as provided in Section 16.2, Participants who are United States-based taxpayers may not elect to set a deferred payment date.

8. STOCK OPTIONS

8.1. Grant of Stock Options. The Committee may grant Option Awards and determine whether an Option will be an Incentive Stock Option or a Non-qualified Stock Option, whether to couple an SAR with an Option, the number of shares of Common Stock to be subject to each Option, the Exercise Price, the number of installments, if any, in which each Option may vest, the expiration date of each Option and all other terms and conditions of each Option. Incentive Stock Option Awards may be granted only to Participants who are Employees. No dividends or Dividend Equivalent Rights shall be granted with respect to Stock Options.

8.2. Stock Option Award Agreements. Each Option Award granted pursuant to the Plan shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, terms consistent with the following provisions, and such other provisions as the Committee shall determine in its discretion:

 8.2.1. Duration. Each Option and all rights associated therewith, shall expire on such date as the Committee may determine, but in no event later than the ten-year anniversary of the date of grant; provided, however, that in the case of an Incentive Stock Option granted to a Significant Stockholder, the date of expiration may in no event be later than the five-year anniversary of the date of grant. Unless otherwise determined by the Committee, if the exercise of a Non-Qualified Stock Option within the permitted time periods is prohibited because such exercise would violate the registration requirements under the Securities Act, or any other applicable law or the rules of any securities exchange or interdealer quotation system, the Corporation’s insider trading policy (including any blackout periods) or a “lock-up” agreement entered into in connection with the issuance of securities by the Corporation, then the expiration of such Non-Qualified Stock Option shall be extended until the date that is thirty (30) days after the end of the period during which the exercise of the Non-Qualified Stock Option would be in violation of such registration requirement or other applicable law or rules, blackout period or lock-up agreement, as determined by the Committee; provided, however, that in no event shall any such extension result in any Non-Qualified Stock Option remaining exercisable after the ten (10)-year term of the applicable Non-Qualified Stock Option.8.2.2. Exercise Price. The Exercise Price for each share of Common Stock that is the subject of an Option shall be determined by the Committee as of the date of grant, subject to adjustment pursuant to Section 17.2. The exercise price of any Option designated as a Non-qualified Stock Option shall be equal to no less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to such Option on the date of grant. The exercise price of any Option designated as an Incentive Stock Option shall be equal to (i) no less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to such Option on the date of grant, if granted to a Participant other than a Significant Stockholder; and (ii) no less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to such Option on the date of grant, if granted to a Significant Stockholder.

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8.2.3. Vesting. Each Option granted under the Plan shall vest and be exercisable in such installments, if any, during the period prior to its expiration date as the Committee shall determine and set forth in the Award Agreement.

8.2.4. No Repricing. Except as otherwise permitted as an adjustment pursuant to Section 17.2 or as approved by the Corporation’s stockholders, the Exercise Price of an Option outstanding under the Plan may not be reduced or modified, whether through amendment, exchange, surrender, cancellation and re-grant, repurchase or other method to reduce the exercise price, or if the option is underwater, subject to modification or cancellation for a stock award, or cash, or be the subject of a buyout program.

8.3. Exercise of Options.

8.3.1. Notice by Participant. Each Participant (or such Participant’s Representative) who desires to exercise an Option shall give advance written notice (which may be electronic) of such exercise to the Corporation in such form as may be prescribed from time to time by the Committee or the management of the Corporation.

8.3.2. Payment of Exercise Price. Except as described in Section 8.3.3, in the discretion of the Committee, the Exercise Price for Stock Options may be payable in the following ways:

(a) by cash or by check payable to the Corporation;

(b) in shares of Common Stock (which are owned by the Participant free and clear of all liens and other encumbrances and which are not subject to vesting or other restrictions, including those set forth in Article 7) having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price for the shares being purchased;

(c) by requesting that the Corporation withhold such number of shares of Common Stock then issuable upon the exercise of the Stock Option as will have an aggregate Fair Market Value equal to the Exercise Price for the shares being acquired upon exercise of the Stock Option;

(d) by waiver of compensation due or accrued to the Participant for services rendered;

(e) provided that a public market for the Common Stock exists, and to the extent permitted by the Committee and applicable law through a cashless exercise with a broker-dealer; or

(f) by any combination of the foregoing. If the Exercise Price for a Stock Option is paid in whole or in part in shares of Common Stock, any portion of the Exercise Price representing a fraction of a share must be paid in cash. When full payment of the Exercise Price has been made to the Corporation, the Participant will be considered for all purposes the owner of the shares with respect to which payment has been made, subject to the restrictions set forth in the Plan or in the Award Agreement.

Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Corporation on terms acceptable to the Corporation with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements.

No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

8.3.3. Payment of Exercise Price — Canadian Participants. Notwithstanding the terms of Section 8.3.2, with respect to Options held by Participants who are residents of Canada for purposes of the Income Tax Act (Canada) or Participants who were granted Options, all or partially, in respect of employment rendered in Canada, the payment of the Exercise Price associated with an Option may only be made in cash or by check payable to the Corporation.

 8.3.4. Exercise by Participant. Unless otherwise provided herein or in an Award Agreement, an Option shall be exercisable during the Participant’s lifetime only by the Participant (or, in the case of the incapacity of the Participant, by the Participant’s Representative).

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8.4. Special Provisions for Incentive Stock Options. In addition to the limitation applicable to Incentive Stock Options in Section 4.2.1, to the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock underlying an Incentive Stock Option granted to a Participant under the Plan (and any other option plans of the Corporation) that become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision), the portion of such Incentive Stock Option in excess of $100,000 (or, if different, such maximum limitation) will be treated as a Non-qualified Stock Option. Except in the case of the Participant’s death or Permanent Disability, the portion of any Incentive Stock Option not exercised within three months after termination of employment with the Corporation and its Affiliated Entities will be treated as a Non-qualified Stock Option.

9. STOCK APPRECIATION RIGHTS

9.1. Grant of Stock Appreciation Rights. The Committee may grant an Award of Stock Appreciation Rights in connection with an Option Award (“Tandem SAR”) or independently of any Option Award (“Freestanding SAR”). No dividends or Dividend Equivalent Rights shall be granted with respect to SARs.

9.2. SAR Award Agreement. Each SAR Award granted pursuant to the Plan shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, terms consistent with the following provisions, and such other provisions as the Committee shall determine in its discretion:

9.2.1. Duration. Each SAR, and all rights associated therewith, shall expire on such date as the Committee may determine, but in no event later than the ten-year anniversary of the date of grant. Unless otherwise determined by the Committee, if the exercise of a SAR within the permitted time periods is prohibited because such exercise would violate the registration requirements under the Securities Act, or any other applicable law or the rules of any securities exchange or interdealer quotation system, the Corporation’s insider trading policy (including any blackout periods) or a “lock-up” agreement entered into in connection with the issuance of securities by the Corporation, then the expiration of such SAR shall be extended until the date that is thirty (30) days after the end of the period during which the exercise of the SAR would be in violation of such registration requirement or other applicable law or rules, blackout period or lock-up agreement, as determined by the Committee; provided, however, that in no event shall any such extension result in any SAR remaining exercisable after the ten (10)-year term of the applicable SAR.

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9.2.2. Exercise Price. The Exercise Price for each share of Common Stock that is the subject of a SAR shall be determined by the Committee and shall not be less than the Fair Market Value of a share of Common Stock on the date of grant, subject to adjustment pursuant to Section 17.2. No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

9.2.3. Vesting. Unless otherwise specified in an Award Agreement, each SAR granted under the Plan shall vest and be exercisable in such installments, if any, during the period prior to its expiration date as the Committee shall determine at the time of grant

9.2.4. No Repricing. Except as otherwise permitted as an adjustment pursuant to Section 17.2 or as approved by the Corporation’s stockholders, the Exercise Price of a SAR outstanding under the Plan may not be reduced or modified, whether through amendment, exchange, surrender or cancellation and re-grant, repurchase or other method or cancelled for a stock award, or cash, or be the subject of a buyout program to reduce the exercise price.

9.2.5. Exercise of Tandem SAR. A Tandem SAR shall be exercisable to the extent, and only to the extent, the associated Option is exercisable and shall be exercisable only for such period as the Committee may determine. Upon exercise of a Tandem SAR, the Participant shall be required to surrender to the Corporation unexercised the Option to which it relates, or any portion thereof.

 9.2.6. Exercise of Freestanding SAR. A Freestanding SAR may be exercised in accordance with the terms of the applicable Award Agreement.

 9.2.7. Receipt of Shares or Cash Upon Exercise. Upon exercise of a SAR, the Participant shall receive that number of shares of Common Stock (rounded down to the nearest whole number) having an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock over the Exercise Price per share specified in the applicable Award Agreement, multiplied by the number of shares of Common Stock subject to the SAR, or portion thereof, which is exercised. However, the Committee may elect to settle, or the Award Agreement may permit the Participant to elect to receive (subject to approval by the Committee), any part or all of the Corporation’s obligation arising out of the exercise of the SAR by the payment of cash equal to the aggregate Fair Market Value of that part or all of the shares of Common Stock it would otherwise be obligated to deliver.

10. PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1. Grant of Performance Shares and Performance Units. The Committee may grant Performance Shares and/or Performance Units to Eligible Persons.

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10.2. Performance Share or Performance Unit Award Agreement. Each Award of Performance Shares or Performance Units shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, any performance metrics, the length of the performance period, vesting provisions and expiration date, and such other provisions as the Committee shall determine in its discretion.

10.3. Value of Performance Shares and Performance Units. Each Performance Share shall have an initial value based on one share of Common Stock on the date of grant. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance metrics in its discretion that, depending on the actual performance results, will determine the number and/or value of the Performance Shares and Performance Units that will be paid to the Participant.

10.4. Earning of Performance Shares and Performance Units. After the applicable Performance Period has ended, the holder of Performance Shares or Performance Units shall be entitled to receive a payout on the value and number of Performance Shares or Performance Units earned by the Participant over the Performance Period, if such payout is due as determined by the Committee, in its sole discretion, based on the actual results of the corresponding performance criteria.

 10.5. Form and Timing of Payment of Performance Shares and Performance Units. Payment of earned Performance Shares and Performance Units shall be made as determined by the Committee and as set forth in the applicable Award Agreements. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares and Performance Units in the form of shares of Common Stock or in cash (or a combination thereof) equal to their value, if any, other property or a combination thereof, at the end of the applicable Performance Period or as soon as practicable thereafter. If Shares of Common Stock are issued in payment of the Award, such shares may be granted subject to any restrictions deemed appropriate by the Committee, as set forth in the applicable Award Agreements.

 10.6. No Dividends Payable. Awards of Performance Shares or Performance Units shall not be entitled to dividends with respect to the Corporation’s shares of Common Stock, but, in the discretion of the Committee, may be entitled to dividend equivalents earned and payable to the extent, and at the time, of any payout of such Award

11. OTHER STOCK-BASED AWARDS

The Committee may grant Other Stock-Based Awards (which may include unrestricted shares of Common Stock purely as a bonus and not subject to conditions) in such amounts and subject to such terms and conditions as the Committee determines appropriate. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under this Plan. Such Other Stock-Based Awards may entail the issue or transfer of actual shares of Common Stock or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

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Each Other Stock-Based Award shall be evidenced by an Award Agreement that specifies the material terms and conditions of the Award, including, without limitation, any restrictions or vesting provisions, and whether such Award is entitled to dividends or dividend equivalents upon the expiration of the restricted period, and such other provisions as the Committee shall determine in its discretion.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance goals as the Committee may determine, in its sole discretion.

12. FORFEITURE AND TERMINATION OF EMPLOYMENT OR SERVICE AS A DIRECTOR OR CONSULTANT

12.1. Terms Provided in Award Agreements. Except as otherwise determined by the Committee in connection with particular Awards and set forth in the applicable Award Agreements, the provisions of Sections 12.2 and 12.3 shall apply to outstanding Awards held by a Participant at the time of termination of the Participant’s employment or the termination of a Participant’s service as a Director or Consultant.

12.2. Effect of Termination of Employment on Awards — Employees Only.

12.2.1. Termination. Subject to Section 12.2.2, and except as otherwise provided in an Award Agreement or other written agreement between the Corporation and the Participant, which may be entered into at any time before or after termination of employment of the Participant, in the event of the termination of an Employee Participant’s employment with the Corporation, a Subsidiary of the Corporation or an Affiliated Entity, (i) all of such Participant’s unvested Awards shall expire, terminate and be forfeited, and shall be void for all purposes, immediately on the date such Participant’s employment is terminated; and (ii) all of such Participant’s Awards that are vested on or prior to the date such Participant’s employment is terminated shall not expire for the applicable time period set forth below.

(a) Death or Permanent Disability. In the event such Participant’s employment with the Corporation, a Subsidiary of the Corporation or an Affiliated Entity terminates as a result of death or Permanent Disability, such Participant’s then vested Awards shall not expire until the earlier of (1) the date on which such Awards would have expired in accordance with their terms had such Participant remained employed; and (2) the date that is (A) one hundred eighty (180) days after the Participant’s employment is terminated, if the Award is not an Incentive Stock Option; or (B) twelve (12) months after the Participant’s employment is terminated, if the Award is an Incentive Stock Option.

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(b) Termination for Cause. In the event such Participant’s employment with the Corporation, a Subsidiary of the Corporation or an Affiliated Entity terminates for Cause, such Participant’s then vested Awards shall expire, terminate and be forfeited upon the date the Participant’s employment is terminated. If such Participant’s employment is suspended pending an investigation of whether such Participant’s employment should be terminated for Cause, all of such Participant’s rights under any Award shall likewise be suspended during the period of such investigation.

(c) Other Termination. In the event such Participant’s employment with the Corporation, a Subsidiary of the Corporation or an Affiliated Entity terminates for any reason other than as a result of death, Permanent Disability or for Cause, such Participant’s then vested Awards shall not expire until the earlier of (1) the date on which such Awards would have expired in accordance with their terms had such Participant remained employed; and (2) the date that is ninety (90) days after such Participant’s employment is terminated.

12.2.2. Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Section 12.2.1, the Committee may in its discretion designate shorter or longer periods to claim or otherwise exercise Awards following a Participant’s termination of employment; provided; however, (i) that in no event shall the term to exercise a Stock Option after termination of employment be extended beyond the original maximum term of such Stock Option; and (ii) that any shorter periods determined by the Committee shall be effective only if provided for in the Award Agreement or if such shorter period is agreed to in writing by the Participant. Notwithstanding anything to the contrary herein, Awards shall be claimed or exercisable by a Participant following such Participant’s termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; provided, however, that the Committee may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested on or prior to the date of such termination

12.3. Effect of Termination of Engagement on Awards — Non-Employees Only.

12.3.1. Termination. Subject to Section 12.3.2, and except as otherwise provided in an Award Agreement or other written agreement between the Corporation and the Participant, which may be entered into at any time before or after termination of the engagement of the Participant, in the event of the termination of the engagement of a Director or Consultant, (i) all of such Participant’s unvested Awards shall expire, terminate and be forfeited, and shall be void for all purposes, immediately on the date such Director’s or Consultant’s engagement is terminated, and (ii) all of such Participant’s Awards that are vested on or prior to the date such Participant’s engagement is terminated shall not expire for the applicable time period set forth below.

(a) Death or Permanent Disability. In the event such Participant’s engagement with the Corporation or an Affiliated Entity terminates as a result of death or Permanent Disability, such Participant’s then vested Awards shall not expire until the earlier of (1) the date on which such Awards would have expired in accordance with their terms had such Participant remained engaged; and (2) the date that is one hundred eighty (180) days after the Participant’s engagement is terminated.

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(b) Termination for Cause. In the event such Participant’s engagement with the Corporation or an Affiliated Entity terminates for Cause, such Participant’s then vested Awards shall expire, terminate and be forfeited upon the date the Participant’s engagement is terminated. If such Participant’s engagement is suspended pending an investigation of whether such Participant’s engagement should be terminated for Cause, all of such Participant’s rights under any Award shall likewise be suspended during the period of such investigation.

(c) Other Termination. In the event such Participant’s engagement with the Corporation or an Affiliated Entity terminates for any reason other than as a result of death, Permanent Disability or for Cause, such Participant’s then vested Awards shall not expire until the earlier of (1) the date on which such Awards would have expired in accordance with their terms had such Participant remained engaged and (2) the date that is thirty (30) days after such Participant’s engagement is terminated.

12.3.2. Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Section 12.3.1, the Committee may, in its discretion, designate shorter or longer periods to claim or otherwise exercise Awards following a Director or Consultant Participant’s termination of engagement; provided, however, (i) that in no event shall the term to exercise a Stock Option after termination of an engagement be extended beyond the original maximum term of such Stock Option; and (ii) that any shorter periods determined by the Committee shall be effective only if provided for in the Award Agreement or if such shorter period is agreed to in writing by the Participant. Notwithstanding anything to the contrary herein, Awards shall be claimed or exercisable by a Participant following such Participant’s termination of engagement only to the extent that the installments thereof had become exercisable on or prior to the date of such termination; provided, however, that the Committee may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested on or prior to the date of such termination.

13. REORGANIZATIONS

13.1. Corporate Transactions Not Involving a Change in Control. If the Corporation shall consummate any Reorganization, not involving a Change in Control, in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), each Award outstanding under the Plan shall be subject to adjustment pursuant to and in accordance with Section 4.3.

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13.2. Corporate Transactions Involving a Change in Control. In the event of a Change in Control, except to the extent otherwise provide in an Award Agreement, a Participant’s Award will be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for an amount of cash or securities equal to their value, where in the case of stock options and stock appreciation rights, the value of such awards, if any, will be equal to their in-the-money spread value (if any), as determined in the sole discretion of the Committee; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of Employment within a specified period after a Change in Control) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; or (iv) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control, and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void), and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. In the event that the consideration paid in the Change in Control includes contingent value rights, earnout or indemnity payments or similar payments, then the Committee will determine if Awards settled under clause (i) above are (a) valued at closing taking into account such contingent consideration (with the value determined by the Committee in its sole discretion) or (b) entitled to a share of such contingent consideration. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per Share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 13.2 may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.

Notwithstanding any provision of the Plan to the contrary, a Participant’s entitlement, if any, to payment pursuant to this Section 13.2 shall be forfeited on the date that is six (6) months following the Change in Control (i) if, by such date, such Participant has not responded to any notice from the Corporation with respect to such Change in Control and has failed to notify the Corporation of a new address to which notices from the Corporation may be delivered in accordance with the terms of the applicable Award Agreement; or (ii) if such Participant fails by such date to provide the Committee with a bank account to which funds can be wired, information necessary for tax withholding or any other information reasonably requested by the Committee.

14. TRANSFERABILITY OF AWARDS; NO HEDGING

Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Participant only by the Participant or the Participant’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Participant to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section 14 will be null and void and any Award which is hedged in any manner will immediately be forfeited.

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15. ARBITRATION

The Committee may, as a condition to granting an Award, require that a Participant agree in writing to submit all disputes or claims arising out of or relating to any such Award to binding arbitration in accordance with such terms as the Committee shall prescribe.

16. COMPLIANCE WITH SECTION 409A

16.1. Compliance.

 16.1.1. General. Any Award that is granted under the Plan shall be designed and administered so that the Award is either exempt from the application of, or compliant with, the requirements of Section 409A.

16.1.2. Terms of Award Agreement. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement shall include such terms and conditions as the Committee determines, in its discretion, are necessary or advisable to avoid the imposition on the Participant of an additional tax under Section 409A. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section): (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted, adjusted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A on a Participant; and (ii) if an Award Agreement with a Participant who is specified employee as defined under Section 409A provides for the deferral of compensation within the meaning of Section 409A, no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant’s Separation from Service or, if earlier, the date of the Participant’s death.

16.1.3. No Warranty. The Corporation does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A or any other provision of federal, state, local, or non-United States law. Neither the Corporation, its Affiliated Entities nor their respective directors, officers, employees or advisers shall be liable to any Participant (or any other individual claiming a benefit through the Participant) for any tax, interest or penalties the Participant may owe as a result of the grant, holding, vesting, exercise or payment of any Award under the Plan.

16.2. Deferrals. The Committee may establish one or more programs under this Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award. Subject to compliance with Section 409A and the Regulations, the Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules, and procedures that the Committee deems advisable for the administration of any such deferral program.

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17. AMENDMENT, MODIFICATION, SUSPENSION, MINIMUM VESTING REQUIREMENT AND TERMINATION

17.1. Amendment, Modification, Suspension, and Termination. Subject to Sections 16.1 and 17.3, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan without stockholder approval in whole or in part. Unless otherwise determined by the Board, no termination, suspension, modification or amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable United States federal, state, and local laws, rules, regulation, and any United States governmental or regulatory agency, including the Nasdaq Stock Market or any other established stock exchange or national market system on which the Corporation’s Common Stock is traded, provided, however, if and to the extent the Board determines it is appropriate for the Plan to comply with the provisions of Section 422 of the Code, no amendment that would require stockholder approval under Section 422 of the Code will be effective without the approval of the Company’s stockholders. Furthermore, no amendment, modification, suspension or termination may impact the distribution of any Award that is subject to Section 409A, except as permitted by such Section.

17.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to Section 17.1, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Corporation (or any of its Affiliated Entities) or the financial statements of the Corporation (or any Subsidiary of the Corporation or any of its Affiliated Entities) or of changes in applicable laws, rules, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. No amendment, modification, suspension or termination may impact the distribution of any Award that is subject to Section 409A, except as permitted by such Section.

17.3. Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, but subject to Sections 13.2, 17.1 and 17.2, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall materially adversely affect any Award previously granted under the Plan or otherwise impair the rights of a Participant, without the written consent of the Participant. Notwithstanding anything herein to the contrary, the Board or the Committee may amend this Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law, including Section 409A.

17.4. Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary, no portion of any Award granted under the Plan shall vest in less than one year from the date on which the Award is granted; provided that the following shall not be subject to the foregoing minimum vesting requirement: (i) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of shareholders that is at least 50 weeks after the immediately preceding year’s annual meeting, (ii) vested Shares delivered in lieu of fully vested cash compensation; (iii) substitute awards granted in connection with an acquisition under Section 13, and (iv) any additional Awards that the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized. Further, nothing in this Section 17.4 shall limit the Committee’s ability to grant Awards that contain rights to accelerated vesting on a termination of employment or service as provided in Sections12.2.2 and 12.3.2, or limit the Committee’s powers under Section 13 of this Plan.

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18. WITHHOLDING

18.1. Tax Withholding. The Corporation may take such steps as are considered necessary or appropriate for the withholding of any taxes which the Corporation is required to withhold by any law or regulation of any governmental authority whatsoever, without limiting the generality of the foregoing, through (i) the withholding of all or any portion of any payment or (ii) the withholding from the shares of Common Stock to be issued under the Plan a number of whole shares of Common Stock having a Fair Market Value not in excess of the tax withholding requirements based on the maximum statutory rates for the Participant for federal, state, provincial and local tax purposes (including the Participant’s share of payroll or similar taxes) in the applicable jurisdiction. Subject to compliance with applicable laws, the Corporation, in its discretion, may elect to sell such withheld shares of Common Stock on the market for and on behalf of the Participant or to a broker of the Corporation’s choosing and remit all or a portion of the cash proceeds to the applicable tax authorities to satisfy the applicable withholding requirements. The Participant shall remit to the Corporation in cash any and all applicable withholding taxes that exceed the amount available to the Corporation using whole shares.

18.2. Share Withholding. In the discretion of the Committee, any Award other than Options or SARs may provide that a Participant who is an Employee may elect, in accordance with any conditions set forth in such Award, to satisfy in full the tax withholding obligation by authorizing the Corporation to withhold from the shares of Common Stock to be issued under the Plan a number of whole shares of Common Stock having a Fair Market Value not in excess of the tax withholding requirements based on the maximum statutory rates for the Participant for federal, state, provincial and local tax purposes (including the Participant’s share of payroll or similar taxes) in the applicable jurisdiction (with any remainder to be withheld to be satisfied by the Participant remitting that amount to the Corporation in cash). Subject to compliance with applicable laws, the Corporation, in its discretion, may sell such withheld shares of Common Stock to a broker of the Corporation’s choosing and remit all or a portion of the cash proceeds to the applicable tax authorities to satisfy the applicable withholding requirements. This election and authorization to withhold shares is intended to comply with the requirements of Rule 10b5-1(c)(i)(B) of the Exchange Act and to be interpreted to comply with the requirements of Rule 10b5-1(c) of the Exchange Act.

18.3. Option or SAR Withholding. Upon the exercise of a Non-qualified Stock Option or a SAR, the Corporation shall have the right to: (i) require such Participant (or such Participant’s Representative) to pay the Corporation the amount of any taxes which the Corporation may be required to withhold with respect to such exercise; or (ii) deduct from all amounts paid in cash with respect to the exercise of a SAR the amount of any taxes which the Corporation may be required to withhold with respect to such cash amounts. In the discretion of the Committee, any Award may provide that a Participant or such Participant’s Representative may elect to satisfy in full the tax withholding obligations arising from the exercise of an Option or SAR by authorizing the Corporation to withhold from the shares of Common Stock to be issued under the Plan the tax withholding requirements based on the maximum statutory rates for the Participant for federal, state, provincial and local tax purposes (including the Participant’s share of payroll or similar taxes) in the applicable jurisdiction (with any remainder to be withheld to be satisfied by the Participant remitting that amount to the Corporation in cash). Subject to compliance with applicable laws. The Corporation, in its discretion, may sell such withheld shares of Common Stock to a broker of the Corporation’s choosing and remit all or a portion of the cash proceeds to the applicable tax authorities to satisfy the applicable withholding requirements. No Participant or Participant’s Representative shall have the right to have shares of Common Stock withheld in excess of the tax withholding requirements based on the maximum statutory rates for the Participant for federal, state, provincial and local tax purposes (including the Participant’s share of payroll or similar taxes) in the applicable jurisdiction. Shares of Common Stock used in either of the foregoing ways to satisfy tax withholding obligations will be valued at their Fair Market Value on the date of exercise.

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19. SUCCESSORS AND ASSIGNS

All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.

20. GENERAL PROVISIONS

20.1. Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

 20.2. Severability. In the event that any provision of the Plan shall for any reason be held illegal, invalid or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law, rule or regulation deemed applicable by the Committee, such provision shall be construed or deemed amended to the minimum extent necessary to conform to such applicable law, rule or regulation or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

 20.3. Requirements of Law. The granting of Awards and the issuance of shares of Common Stock under the Plan shall be subject to compliance with all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities or other stock exchanges as may be required.

20.4.  Listing and Delivery of Title. Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Corporation shall have no obligation to issue such shares of Common Stock unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

The Corporation shall have no obligation to issue or deliver evidence of title for shares of Common Stock issued under the Plan prior to obtaining any approvals from governmental agencies or national securities or other stock exchanges that the Corporation determines are necessary or advisable and completion of any registration or other qualification of the shares of Common Stock under any applicable securities, “Blue Sky” or other laws that the Corporation determines to be necessary or advisable.

20.5. Inability to Obtain Authority. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

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20.6. Investment Representations. The Committee may require any individual receiving shares of Common Stock pursuant to an Award under the Plan to represent and warrant in writing that the individual is acquiring the shares of Common Stock for investment and without any present intention to sell or distribute such shares of Common Stock. The Committee may also require any individual exercising a Stock Option or SAR or receiving shares of Common Stock to make such other representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance with the provisions of applicable securities laws and any other applicable legal requirements.

20.7. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or toany investments that the Corporation, any Subsidiary of the Corporation and/or its Affiliated Entities may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Corporation, any Subsidiary of the Corporation or its Affiliated Entities under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation, any Subsidiary of the Corporation or an Affiliated Entity, as the case may be. All payments to be made hereunder shall be paid from the general assets of the Corporation, any Subsidiary of the Corporation or an Affiliated Entity, as the case may be and no special or separate fund shall be established, and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

20.8. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto shall be forfeited or otherwise eliminated.

20.9. Non-Exclusivity of the Plan. The adoption of the Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

20.10. No Constraint on Corporate Action. Nothing in the Plan shall be construed to: (i) limit, impair, or otherwise affect the Corporation’s, any Subsidiary of the Corporation or an Affiliated Entity’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Corporation, any Subsidiary of the Corporation or an Affiliated Entity to take any action which such entity deems to be necessary or appropriate.

20.11. Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Participants or Eligible Persons (whether or not such individuals are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to Participants under the Plan and the terms and conditions applicable to Awards made under the Plan.

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20.12. No Employment or Other Continuing Rights. Nothing contained in the Plan (or in any Award Agreement or in any other agreement or document related to the Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Participant any right to continue in the employ (or other business relationship) of the Corporation, any Subsidiary of the Corporation or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Corporation, any Subsidiary of the Corporation or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Participant, with or without Cause. Except as expressly provided in the Plan or in any Award Agreement pursuant to the Plan, the Corporation shall have the right to deal with each Participant in the same manner as if the Plan and any such Award Agreement did not exist, including without limitation with respect to all matters related to the hiring, retention, discharge, compensation and conditions of the employment or engagement of the Participant. Any questions as to whether and when there has been a termination of a Participant’s employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of the Plan or any Award Agreement shall be determined by the Committee, and the Committee’s determination thereof shall be final and binding.

20.13. References to Successor Statutes, Regulations and Rules. Any reference in the Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

20.14. Conflicts. In case of any conflict between the Plan and any Award Agreement, the Plan shall control.

20.15. Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without reference to any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

20.16. Claw-back or Recapture Policy and Hedging/ Pledging Policy. All Awards, amounts or benefits received or outstanding under the Plan will be subject to claw-back, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms and conditions of the Corporation’s compensation recoupment policy and any other claw-back or recapture policy or Applicable Laws related to recoupment, including any amendments thereto, that the Corporation may adopt from time to time.

A Participant’s acceptance of an Award will constitute the Participant’s acknowledgement of and consent to the Company’s application, implementation, and enforcement of any applicable recoupment, claw-back or similar policy that may apply to the Participant, whether adopted before or after the Effective Date, and any Applicable Laws relating to claw-back, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Participant’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or Applicable Laws, without further consideration or action.

Each Award Agreement evidencing an award under the Plan shall provide that to the extent provided in such recoupment policy or Applicable Laws and, in accordance with such policy or laws, Awards be repaid to the Corporation after they have been distributed to the Participant to the extent required by the terms of such recoupment policy.

Awards under the Plan will be subject to the terms of any hedging and pledging policy adopted by the Corporation from time to time before or after the Effective Date, and any other hedging and pledging policies that the Corporation’s Subsidiaries or Affiliated Entities may adopt from time to time.

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20.17. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of this Plan.

20.18. Section 16(b) of the Exchange Act. It is the intent of the Corporation that this Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan conflicts with the intent expressed in this Section 20.18, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

20.19. Data Privacy Provisions. As a condition of receipt of any Award under the Plan, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section  20.19 by and among, as applicable, the Corporation, its Subsidiaries and Affiliated Entity, for the exclusive purpose of implementing, administering, and managing this Plan and Awards and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Corporation, its Subsidiaries and Affiliated Entities may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Corporation or any of its Subsidiaries or Affiliated Entities, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, the Corporation, its Subsidiaries and Affiliated Entities may each transfer the Data to any third parties assisting the Corporation in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Corporation in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Corporation or the Participant may elect to deposit any shares of Common Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage this Plan and Awards and the Participant’s participation in this Plan. A Participant may, at any time, view the Data held by the Corporation with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Corporation may cancel the Participant’s eligibility to participate in this Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consent described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

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202817 Hycroft Proxy Card Rev1 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2025

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

HYCROFT MINING HOLDING CORPORATION

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 28, 2025.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit:
https://www.cstproxy.com/hycroftmining/2025

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

1. Election of Directors.

Nominees:

1) Diane R. Garrett, Ph.D.
2) Sean D. Goodman
3) Michael J. Harrison
4) Stephen A. Lang
5) David C. Naccarati
6) Thomas S. Weng

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

____

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2025**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

202817 Hycroft Proxy Card Rev1 Back

2025

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 29, 2025, 11:30 am ET

The Notice and Proxy Statement and Annual Report on Form 10-K are available at: https://www.cstproxy.com/hycroftmining/2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HYCROFT MINING HOLDING CORPORATION

The stockholder(s) hereby appoint(s) Diane R. Garrett, Ph.D. and Stanton K. Rideout, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of HYCROFT MINING HOLDING CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 11:30 am ET, on December 29, 2025, at **https://www.cstproxy.com/hycroftmining/2025**, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

(Continued and to be marked, dated and signed, on the other side)